UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report June 30, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGNRX	FGIWX	FGIYX	FGNTX
Nuveen Real Asset Income Fund	NRIAX	NRICX	—	NRIFX	NRIIX	NRITX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FRSSX	FREGX	FARCX	FRYTX

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Table

of Contents

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Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, progress on the rest of the White House’s pro-growth fiscal agenda, including tax reform and large infrastructure projects, is expected to be delayed. Economic growth projections, in turn, have been lowered, and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The debt ceiling looms, with a vote needed from Congress to raise or suspend the nation’s borrowing limit before the Treasury is unable to pay its bills in full or on time (likely in early October). The mechanics of the U.K.’s separation from the European Union remain to be seen, as “Brexit” negotiations develop. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2017

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Portfolio Managers’

Comments

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been a portfolio manager since its inception in 2007 and Tryg T. Sarsland has been a portfolio manager since 2012. For the Nuveen Real Asset Income Fund, both Jay L. Rosenberg and Jeffrey T. Schmitz, CFA, have been portfolio managers since the Fund’s inception in 2011. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland were added as portfolio managers in 2015. For the Nuveen Real Estate Securities Fund, Jay L. Rosenberg has served as a portfolio manager since he joined the Fund’s management team in 2005, while Scott C. Sedlak joined the team as a portfolio manager in 2011. Effective June 15, 2017 Sarah Wade was added as a portfolio manager for the Nuveen Real Estate Securities Fund.

On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended June 30, 2017.

Nuveen Global Infrastructure Fund

How did the Fund perform during the six-month period ended June 30, 2017?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the S&P Global Infrastructure Index and outperformed the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term growth of capital and income by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives or circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

During the six-month reporting period, the global infrastructure sector posted a strong 14.37% return as measured by the S&P Global Infrastructure Index, which was well above both the broad U.S. equity market return of 9.34% (S&P 500® Index) and the global equity market return of 11.82% (MSCI ACWI Index). In late 2016, investors rotated sharply into more economically sensitive and cyclical sectors based on their outlook for stronger economic growth on the back of the Presidential election and a likely faster pace of Federal Reserve rate increases in 2017. However, the more defensive characteristics of infrastructure assets won out in terms of performance in the first half of 2017 as inflation remained in check, the 10-year Treasury yield remained relatively well anchored and the outlook for global economic growth gained a little momentum. The long-dated nature of many of the contracts and concession agreements that govern infrastructure company revenues makes their cash flow streams more visible and consistent, which continued to gain favor with investors. The improving global economic backdrop favored some of the more cyclically sensitive sectors within infrastructure such as airports and toll roads, along with technology infrastructure, which recorded some of the best absolute returns. Pipelines and master limited partnerships (MLPs) remained under pressure because the price of crude fell significantly due to ongoing oversupply concerns as U.S. shale continued to increase domestic production.

The Fund outperformed the Lipper peer group, but fell slightly short of the benchmark S&P Global Infrastructure Index return during the six-month reporting period. The Fund benefited from the technology infrastructure, electric utilities, diversified infrastructure and pipeline sectors, while the Fund experienced weakness from the MLP, airport and rail sectors.

Technology infrastructure, a sector not represented in the index that comprises approximately 6% of the Fund’s portfolio, was the leading contributor over the six-month reporting period. Positive underlying fundamentals for data centers as well as cell phone towers continued to drive our holdings forward, making the sector the second best performer in absolute terms within our infrastructure universe. The current need for data center space due to individual and corporate demand for cloud computing and web-based enterprise technology solutions continues to outstrip supply, which has benefited data center companies. Within that sub-sector, our position in Equinix Inc., the largest publicly traded company in the data center space, provided the greatest relative contribution. For some time, we had been looking for an attractive entry point to add the company to the portfolio, which finally presented itself after Equinix announced a large transaction in the fourth quarter. It was clear the company would need substantial equity to complete the asset acquisition, causing it to underperform its peer group. When Equinix did offer shares in an equity issuance, we were able to participate and the stock has performed well since our purchase. Cellular tower companies also continued to show fundamental strength not only in the U.S., but also internationally as service providers upgrade existing technology and improve coverage through tower densification. Shares of cellular tower company SBA Communications Corporation advanced sharply during the reporting period, also providing a significant boost to the Fund. In fact, all but one of the cell tower, data center and satellite names within the portfolio generated positive returns, and all but two outpaced broader benchmark returns, leading to widespread outperformance.

Within the electric utilities space, the Fund benefited mostly from security selection, although our substantial underweight to the group relative to benchmark weight was also helpful because the sector underperformed the broader benchmark return. Our sizeable underweight to Southern Company was the main performance driver. Southern has continued to underperform due to cost overruns regarding a nuclear expansion that is meant to provide additional electric generation capabilities, along with uncertainty about the timing of completion because of a bankruptcy filing by one of the contractors. Due to the overhang surrounding these issues, the Fund has maintained its underweight, which bolstered relative returns during the reporting period.

In the diversified infrastructure sector, the majority of the Fund’s outperformance came from our substantial underweight to the largest benchmark constituent, Macquarie Infrastructure Corporation. During the reporting period, the Fund averaged nearly a zero weight in the company. Macquarie Infrastructure derives most of its earnings from its energy liquids storage business, but also has several other business lines including merchant power production and gas distribution. We have preferred to gain access to the energy infrastructure space via more “pure-play” pipeline and MLP companies, rather than owning this name. Early this year, a well-respected energy analyst initiated coverage on Macquarie Infrastructure and recommended shorting the stock, sending shares sharply lower. While the stock has rebounded some since then, the company did post negative total returns during the reporting period.

The pipeline sector also contributed favorably to the Fund’s relative performance during the reporting period. In the benchmark, the sector produced a less than 1% return due to the ongoing pressure on crude oil prices, where the Fund’s holdings collectively gained slightly more. Enbridge Inc. was a positive contributor as the largest benchmark holding, which is Canada’s biggest crude oil

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pipeline company. Enbridge remained out of favor not only on the back of downward pressure on oil prices, but also because of its ongoing merger with Spectra Energy, a transaction that officially closed in February 2017. Perceived complexities due to the multiple limited partnerships that fall under the Enbridge corporate entity also may have weighed on the name. Energy companies that have been simplifying their structures seem to have been favored by investors.

Finally, the Fund’s out-of-index exposure to the waste sector also proved beneficial during the reporting period, particularly a position in Waste Connections Inc. After the company acquired the Canadian firm Progressive Waste Solutions in 2016, investors thought Waste Connections’ sole motivation was to do a tax inversion, causing shares to sell off toward the end of 2016 based on President Trump’s rhetoric regarding such moves. However, the company did not undergo a tax inversion and it became clear the merger was for fundamental reasons to bolster future growth. The sell-off created an excellent entry point for us to increase the Fund’s exposure to what we believe is the strongest name in the sector with solid operating metrics.

The MLP sector detracted the most from the Fund’s relative performance, driven primarily by our overweight allocation to this poorly performing group. It is important to note, however, that the entire benchmark weight comes from only one holding, Targa Resources Corp., whereas we prefer to maintain broader exposure to the space. As such, our security selection did help offset some of the drag generated by our nearly 6% sector overweight. Within MLPs, we continue to focus on owning high-quality companies and those that derive a substantial amount of their cash flows from the Permian Basin, where demand for oil infrastructure remains strongest due to continued production growth. However, the decline in the price of crude more than offset our thesis as the group posted fairly significant negative returns. The Fund’s out-of-index position in Plains GP Holdings LP was the biggest laggard, even though our exposure was less than 1% of the portfolio during the reporting period. Plains meets our criteria for Permian Basin exposure, but its shares fell sharply because of the company’s purchase of a Permian oil gathering asset from a private entity. While the asset is strategically a good fit and should provide substantial value over time, the company didn’t issue equity to fund the purchase immediately after the announcement and the uncertainty surrounding the timing of a capital raise weighed on the stock’s performance. Also during the reporting period, a large shareholder of Plains announced the likely sale of an approximately $1 billion position, causing an additional overhang due to the uncertain timing. However, we see no change in guidance and the company appears on target to hit its numbers for 2017. Plains also appears attractively valued relative to the peer group, providing us with additional rationale for continuing to hold the position. The Fund’s overweight position in Targa Resources was also a detractor. While Targa has a higher concentration of its business coming from the Permian Basin than the other Fund holdings, the company also has the highest sensitivity to oil prices, which weighed on its stock performance during the reporting period.

Airports produced the strongest absolute returns by a significant margin in both the index and Fund during the reporting period. However, the Fund had a more than 6% underweight to the sector, which detracted from performance. More specifically, our underweights to both Grupo Aeroportuario del Sureste SA de CV (Asur) and Aena SA were the biggest drags on results. Asur, a Mexican airport group, continued to benefit from both international and domestic tourism traffic, which has boosted the stock price. We have preferred to get the Fund’s Mexican airport exposure from two other companies that we believe have more attractive valuations. Although both performed well, they still lagged Asur. Spanish airport group Aena, the largest benchmark weight, remains the Fund’s largest airport holding and has been our favorite company in the sector. However, we remained underweight throughout the reporting period simply due to the overall size of the company’s weight in the benchmark, which was approaching 5% by the end of June 2016. Given how strongly the airport group has performed, valuations precluded us from adding substantially to the group in order to narrow the underweight, especially the European-domiciled companies.

In the rail area, the Fund experienced weak results from our favored out-of-index company in the sector, Genesee & Wyoming, Inc. The company’s shares were fairly flat during the reporting period, despite better trends among freight rail volumes across the industry since fourth quarter 2016 and year-over-year volume growth rates ranging between 5% and 8%. Genesee & Wyoming surprised the market when its February 2017 numbers showed a flat month for volumes, causing shares to sell off as investors questioned why the company lagged the group. However, in March, volumes rebounded for the company and were back in line with its peers.

During the reporting period, we continued to position the Fund’s portfolio with somewhat of a barbell strategy. This included added exposure to higher beta, more cyclical stocks that should benefit from the expected transition away from monetary stimulus and toward domestic fiscal stimulus, balanced with core positions in more defensive stocks that typically offer less volatility in times of uncertainty. Cyclicality has come from energy infrastructure such as pipelines and MLPs, freight rail and waste. Given the weakness in

NUVEEN	7

Portfolio Managers’ Comments (continued)

the price of crude, we did slightly reduce the Fund’s midstream energy position. The sentiment in the space has become very bearish, which in the short term could keep downward pressure on the price of oil and continue to negatively impact the stocks. Within energy, we also remain selective in terms of owning high-quality names with the best access to capital because they typically hold up better in this type of environment. We maintained the Fund’s largest active overweight relative to the index through our technology infrastructure position. This segment continues to demonstrate some of the best underlying fundamental trends because demand continues to strongly outpace supply. While we added slightly to the electric utilities sector, which represents the Fund’s largest underweight relative to benchmark.

Nuveen Real Asset Income Fund

How did the Fund perform during the six-month period ended June 30, 2017?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Real Asset Income Blend benchmark, but outperformed the Bloomberg Barclays U.S. Corporate High Yield Index and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks a high level of current income with a secondary objective of capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital. Also during the reporting period, the Fund continued to short U.S. Treasury future contracts to hedge against interest rate risk within the high yield bond portfolio. We expanded the hedge program to include selling 10-year, 20-year and 30-year Treasury futures to better match the maturities of bonds within the high yield portfolio.

During the six-month reporting period, investors shrugged off any bad news and the seemingly endless distractions within the Trump administration to push virtually every asset class higher. All five of the “real asset” categories represented in the Real Asset Income Blend benchmark produced positive absolute returns. The public commercial real estate sector posted a 5.37% return (FTSE EPRA/NAREIT Developed Index) during the reporting period, with global real estate outperforming U.S. real estate returns year to date in 2017. Real estate investment trust (REIT) investors remained cautious based on the anticipation of global interest rates moving higher and weaker underlying fundamentals within real estate relative to other areas. The real estate sector significantly underperformed the strong gains in both the broader global equity markets, which advanced 11.02% as measured by the MSCI World Index, and the infrastructure sector. Global infrastructure equities produced the strongest results among the five real asset categories represented in the Fund. The segment was up a healthy 14.37% (S&P Global Infrastructure Index), outpacing global equities. Within infrastructure, long-duration assets such as toll roads and airports reversed their fortunes from the end of 2016, posting double-digit returns as the global interest rate environment remained supportive and traffic numbers showed better-than-expected increases. The high yield corporate sector extended gains after a strong 2016, producing a 4.93% return as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index during the reporting period. High yield spreads continued to tighten throughout the first half of 2017 despite a brief correction in March when a temporary spike in interest rates, coupled with a slide in oil prices, caused high yield spreads to widen for a short time. But by the end of the reporting period, steady investor interest in the Treasury market combined with low financial market volatility and strengthening equity markets once again caused credit spreads to narrow. The preferred

8	NUVEEN

benchmarks for the Fund both turned in strong results after falling in late 2016. The Wells Fargo Hybrid & Preferred Securities REIT Index advanced 8.75% and the Bloomberg Barclays Global Capital Securities Index gained 8.92% for the reporting period.

We attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The goal of this Fund is to provide a portfolio of securities with steady income and growth potential, while at the same time dampening risk, especially relative to global equity markets. During the reporting period, the REIT common equity and high yield segments produced favorable results relative to the benchmark, whereas the global infrastructure sector was the primary performance detractor. The two preferred securities segments had little impact on the Fund’s relative performance during this reporting period.

Real estate common equities contributed the most to the Fund’s relative returns. Within the sector, the Fund’s underweight to regional malls as well as favorable security selection within the group led the positive contributors. U.S. based mall companies were under pressure as brick-and-mortar retail continued to struggle in the face of e-commerce disruption and elevated retail store closings. The Fund remained largely out of the U.S. mall space in terms of equity exposure, preferring instead to gain limited exposure to the sector through non-U.S. holdings. This worked in our favor as the Fund’s international holdings in this sector generated strongly positive total returns, while the mall sector within the index was down nearly 4% over the same period. In the industrial REIT sector, the underlying fundamentals remained strong because of the continued demand for space due in large part to online retailing, the same forces putting downward pressure on the mall category. Given the strong demand, high occupancy and relatively low existing supply of capital stock, industrial REITs generally outperformed the overall real estate sector, posting double-digit gains as measured by index holdings. The Fund’s holdings in this area generated even higher returns than the index provided, also contributing to our relative outperformance in the real estate common equity space, along with the office property sub-sector.

High yield debt also contributed favorably to the Fund’s performance versus the blended benchmark. Overall, the high yield asset class continued its string of strong performance through much of the reporting period. The high yield rally, which started in February 2016, has been driven by strong credit fundamentals in nearly every segment of the economy, continued accommodative central banks around the globe, and the outlook for economically accretive fiscal policies under the new U.S. presidential administration. Although valuations are approaching their tightest spreads versus Treasuries over the past five years, investors’ desire for current income, the outlook for relatively low interest rates for the foreseeable future, and the low expectations for defaults continue to create a positive backdrop for high yield investors. The lower pace of new high yield bond issuance year to date in 2017 compared to the past two years is also helping to support prices for existing bonds. The high yield portfolio outpaced the benchmark return almost entirely because of its underweight to the industrial sector, which underperformed the broader benchmark return. A structural underweight to the industrial sector is typical for the Fund because most of the companies within that space don’t meet our definition of infrastructure or real estate. Companies within the hospital sector also contributed modestly to the outperformance. The sector rebounded following the presidential election based on the outlook for reduced regulatory pressures.

The infrastructure common equity area was the Fund’s primary performance detractor, due in large part to the Fund’s overweight to master limited partnerships (MLPs); however, the index does contain only one MLP holding. Weakness in the price of crude oil weighed heavily on the midstream energy space during the reporting period. The world became increasingly concerned about the ongoing supply glut as U.S. shale companies continued to ramp up production, which more than offset the production cap imposed by the Organization of the Petroleum Exporting Countries (OPEC), which was extended through March 2018. The supply concerns drove the price of oil down leading to questions about future demand for energy infrastructure, which weighed on MLP stocks. Our preference is to own MLPs that have significant exposure to the Permian Basin in Texas, where production growth due to lower costs at the well-head, has created the greatest need. As a result, our largest weights in the sector are in Targa Resources Corp. and Plains All American Pipeline, LP While the characteristics of the Permian Basin are certainly the most favorable within the U.S., the performance of MLP stocks was more tied to the price of oil during the reporting period, forcing shares down and contributing to the Fund’s underperformance within infrastructure stocks. In addition, transportation assets such as airports performed very well as underlying airport volume trends were supportive. Our portfolio was positioned with an underweight to the airport area, not because we don’t like the space, but due to the fact that the Fund’s primary objective is to deliver a high level of income. Within airports, very few common equity opportunities exist because their dividend yields typically fall below the qualification hurdle for this strategy. As a result, our underweight to the sector because of its lower income characteristics and therefore our inability to own many of the names also contributed to the shortfall in infrastructure common equity.

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Portfolio Managers’ Comments (continued)

We continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. As the reporting period progressed, we added slightly to the Fund’s real estate common equity exposure. The segment’s underperformance relative to other equities provided a relative value opportunity, which led to the small increase. The addition moved the Fund from a very slight underweight position to a more neutral weight in real estate common equity. This increase was largely funded by a slight trim to mid-stream energy, especially in the MLP area. Given the weakness in the price of crude oil, we anticipated that negative momentum would likely dominate equity returns in the segment at least in the short term. We decided that a slight reduction was in order because we believed other areas of the portfolio provided a better near-term opportunity. On balance, we increased the Fund’s broader allocation to equities at the margin, while slightly reducing the Fund’s weights in preferred securities and cash. We also increased the Fund’s high yield fixed income exposure slightly during the reporting period and shifted the composition, with utilities becoming the largest weighting in the portfolio. We found opportunities to invest in a number of attractive bonds with stable cash flows and minimal exposure to volatile commodity prices. These purchases were funded by sales of bonds that tend to be more highly correlated to commodity prices (pipelines and refiners) and also bonds with generally richer valuations, as well as from the overall increased allocation to high yield assets within the Fund. Technology infrastructure, pipelines and REITs comprised the next three largest sectors in the high yield portfolio. As always, we will continue to make allocation changes among the Fund’s five investment categories whenever we see the opportunities in the marketplace.

As mentioned previously, the Fund shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates. The contracts had a negative effect on the Fund’s performance during the reporting period.

Nuveen Real Estate Securities Fund

How did the Fund perform during the six-month period ended June 30, 2017?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended June 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the MSCI U.S. REIT Index and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner (with a couple of notable exceptions within the community center, health care and net lease sectors) with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. A sector neutral approach reduces the impact of any one property type on performance. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

During the six-month reporting period, the public commercial real estate sector returned 2.66% (MSCI U.S. REIT Index), significantly underperforming the broad U.S. equity market, as measured by the S&P 500® Index, which advanced 9.34%. The yield on the 10-year Treasury remained relatively flat during the reporting period after rising in the fourth quarter of 2016 as investors began to price in the likelihood for stronger economic growth and a faster pace of Fed rate increases in 2017. Real estate investment trust (REIT) equities have demonstrated an elevated correlation or sensitivity to changes in domestic interest rates for several years. During the reporting period, performance dispersion among the various REIT sectors remained significant. While some sectors demonstrated considerably strong total returns, the continued downward pressure on retail due to ongoing store closing announcements, weaker-than-expected sales figures, and the announced proposed acquisition of Whole Foods by online retailer Amazon was a drag on the overall REIT market. Between malls and community centers, retail comprises more than 20% of the index and both sectors saw negative absolute returns. Although REIT fundamentals remain largely positive overall outside of the retail space, projections for net operating income growth continued to moderate in some sectors and may even decline in others, indicating we may be in the

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latter stages of the commercial real estate cycle. Given that property values have more than doubled since the nadir of the financial crisis and we are approaching eight years on the recovery, investors’ expectations regarding the likely pace of gains for commercial real estate should be tempered.

During the reporting period, the Fund’s cash position was responsible for the majority of the Fund’s modest shortfall versus the MSCI U.S. REIT Index due to the market advance over the reporting period. We also saw a slight drag on results from the specialty, office and industrial sectors. In the specialty sector, our underweight position in Gaming and Leisure Properties Inc. hurt the Fund’s returns during the reporting period. Investors gravitated toward this name, driving up its share price as they sought diversification away from retail-oriented triple net lease companies. Gaming and Leisure’s attractive valuation and above-average yield also likely contributed to its favorable performance.

In the office sector, our fairly significant overweight position in Vornado Realty Trust was the primary detractor. The company owns properties mainly in the New York City and Washington D.C. markets. During the reporting period, investors shied away from the stock due to the company’s impending spin-off of its Washington D.C. assets into a new entity called JBG Smith. Vornado was also negatively impacted by the company’s street retail exposure, which will represent 30% of its portfolio post-spinoff, and some continued uncertainty around New York City office fundamentals. We have maintained our position because we anticipate sentiment surrounding the name will start to change now that the spinoff is complete. However, we will need to see some execution on the leasing and development front.

In the industrial sector, the Fund’s underweight position in Prologis Inc. weighed on results. The company has more international assets than its domestically focused peers, which caused it to underperform in 2016 during the market volatility caused by the Brexit vote. During this reporting period, its European exposure has been a tailwind, despite the continued questions surrounding Brexit. Shares of Prologis surged following its favorable first- and second-quarter earnings reports, and increased guidance. Unfortunately, we elected to overweight domestic-oriented industrial names during the reporting period to reduce the portfolio’s exposure to potential risks and political uncertainty in Europe, which negatively impacted relative results.

On the positive side of the equation, the Fund’s leading contribution during the reporting period came mainly from stock selection and an underweight position in the hotel REIT sector. The Fund’s continued underweight to the hotel sector was beneficial. During this reporting period, longer duration, more defensive areas of real estate began to outperform again. Our positioning within hotel REITs was largely driven by specific market views, including a more favorable outlook for companies with greater exposure to Boston and Washington D.C. versus those more highly concentrated in New York City and San Francisco. We underweighted companies that have a larger percentage of earnings coming from San Francisco because of the anticipated weakness in bookings resulting from the temporary closure of the Moscone Convention Center, the largest exhibition complex in San Francisco, for a two-year expansion project. On the other coast, the Fund maintained its underweight to hotel REITs that were more highly exposed to New York City. Given the amount of rooms being delivered, existing properties are finding it difficult to push rates higher leading to disappointing earnings in the New York City market. However, the bulk of the Fund’s outperformance resulted from stock selection within the group. Total returns for the hotel group within the index were modestly negative at approximately -1%, whereas strong security selection in the Fund led to a positive return for the sector. In particular, the Fund benefited from an underweight to Host Hotels & Resorts and a lack of exposure to RLJ Lodging Trust. Shares of RLJ Lodging were down substantially following the unexpected news of the company’s efforts to acquire Felcor Lodging Trust. The transaction surprised the market, partially because of RLJ’s discounted valuation heading into the announcement, but also the perceived strategy shift since RLJ had been largely focused on select-service assets, while Felcor’s portfolio consists of mostly full-service assets. Following the deal completion, RLJ provided some additional details around the transaction and its intentions, which seemed to boost investors’ confidence.

Manufactured homes also generated positive relative outperformance for the Fund, primarily due to our nearly 2% overweight to this strongly performing sector. The benchmark contains only three names and the portfolio held significant overweights in the two largest, Equity LifeStyle Properties and Sun Communities. In particular, our overweight to Equity LifeStyle Properties drove the bulk of the outperformance as its shares made strong gains during the reporting period. Demographics remain favorable for the age-restricted manufactured housing segment because the target market is baby boomers. With supportive demand combined with lack of competitive supply, the underlying fundamentals remain strong.

NUVEEN	11

Portfolio Managers’ Comments (continued)

The mall sector was also a positive contributor to the Fund’s returns on a relative basis. Headlines continued to dominate the retail real estate market as expected store closings in 2017 are well ahead of 2016’s pace. Online retailing continued to take share away from bricks-and-mortar retail; however, the actual impact at the asset level was concentrated in less productive malls. The Fund maintained an even higher quality bias in the mall space by not owning most of the companies with greater exposure to less productive space. While our quality focus drove the Fund’s relative outperformance in the sector versus the index, our absolute returns were not immune to the headlines that drove prices down during the reporting period. We focused the vast majority of the Fund’s exposure in higher quality names such as Simon Property Group Inc., which performed better than the above-mentioned names, but still detracted from overall performance.

In terms of changes during the reporting period, we maintained our slight biases to large cap over small cap and high quality over lower quality, which was reflected in the Fund’s focus on core/high-conviction names, especially within the mall sector. Generally speaking, we continued to believe the Fund’s underweight exposure to New York City and San Francisco, especially within hotels, was appropriate and we maintained that positioning. In the intermediate term, we believe interest rates could be biased in an upward direction, which will likely continue to be a headwind for share prices in the real estate space. At the end of the reporting period, the Fund continued to carry underweights to sectors that exhibit a greater sensitivity to rates, such as net lease and health care REITs, due to longer average lease durations.

12	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with master limited partnerships (MLPs) and real estate investment trusts (REITS). Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in exchange trade funds (ETFs) may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with master limited partnerships (MLPs). Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the exchange trade funds (ETFs) in which it invests.

Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

Dividend Information

Regular dividends are declared and distributed annually for Nuveen Global Infrastructure Fund, declared and distributed monthly for Nuveen Real Asset Income Fund and declared and distributed quarterly for Nuveen Real Estate Securities Fund. To permit a Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively

NUVEEN	13

Risk Considerations and Dividend Information (continued)

paid out dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (REIT) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund’s ordinary income during the course of the year until such time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year.

Additional Dividend Information for Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund seek to pay regular dividends at a rate that reflects the cash flow received from each Fund’s investments in portfolio securities. Fund distributions are not intended to include expected portfolio appreciation; however, the Funds invest in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities’ issuers as gains or return of capital. While the reported sources of distributions may include capital gains and/or return of capital for tax purposes, the Funds intend to distribute only the net cash flow received as opposed to a distribution rate based on long-term total return. This tax treatment will generally “flow through” to the Funds’ distributions, but the specific tax treatment is often not known with certainty until after the end of the Funds’ tax year. The tables below provide an estimate of the Funds’ 2017 calendar year-to-date distribution sources.

Nuveen Real Asset Income Fund – Data as of June 30, 2017

Calendar Year 2017
		Estimated Percentage of the Distribution			Estimated Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	NRIAX	94.6%	5.4%	0.0%	$0.5940	$0.5618	$0.0322	$0.0000
Class C	NRICX	97.6%	2.4%	0.0%	$0.5085	$0.4964	$0.0121	$0.0000
Class R6	NRIFX	96.9%	3.1%	0.0%	$0.6270	$0.6078	$0.0192	$0.0000
Class I	NRIIX	97.1%	2.9%	0.0%	$0.6240	$0.6059	$0.0181	$0.0000
Class T	NRITX	90.8%	9.2%	0.0%	$0.0990	$0.0899	$0.0091	$0.0000

Nuveen Real Estate Securities Fund – Data as of June 30, 2017(1)

Calendar Year 2017
		Estimated Percentage of the Distribution			Estimated Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	FREAX	59.0%	41.0%	0.0%	$0.2402	$0.1418	$0.0984	$0.0000
Class C	FRLCX	58.3%	41.7%	0.0%	$0.1537	$0.0896	$0.0641	$0.0000
Class R3	FRSSX	58.5%	41.5%	0.0%	$0.2159	$0.1263	$0.0896	$0.0000
Class R6	FREGX	64.2%	35.8%	0.0%	$0.2736	$0.1755	$0.0981	$0.0000
Class I	FARCX	60.0%	40.0%	0.0%	$0.2716	$0.1630	$0.1086	$0.0000
Class T	FRYTX	40.7%	59.3%	0.0%	$0.1306	$0.0532	$0.0774	$0.0000

(1)	The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, gains and return of capital.

14	NUVEEN

These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2017 will be made in early 2018 and reported to you on Form 1099-DIV. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com.

NUVEEN	15

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16	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	13.93%	7.98%	10.41%	5.72%
Class A Shares at maximum Offering Price	7.39%	1.73%	9.11%	5.07%
S&P Global Infrastructure Index	14.37%	12.71%	9.67%	3.32%
Lipper Global Infrastructure Funds Classification Average	11.91%	8.85%	9.40%	3.07%

Class C Shares	13.51%	7.10%	9.59%	10.97%
Class R3 Shares	13.71%	7.73%	10.13%	11.46%
Class I Shares	13.98%	8.20%	10.69%	5.98%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	14.09%	8.30%	8.30%
Class T Shares*	N/A	N/A	(0.27)%
Class T Shares at maximum Offering Price*	N/A	N/A	(2.74)%

Since inception returns for Class A Shares and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C Shares and Class R3 Shares are from 11/03/08; since inception return for Class R6 Shares is from 6/30/16; since inception returns for Class T Shares are from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Gross Expense Ratios	1.46%	2.22%	1.72%	1.10%	1.21%	1.46%
Net Expense Ratios	1.23%	1.98%	1.48%	0.87%	0.98%	1.23%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

*	Class T shares are not available for public offering.

N/A – Not Applicable

18	NUVEEN

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	8.08%	7.41%	8.93%	9.54%
Class A Shares at maximum Offering Price	1.87%	1.23%	7.65%	8.43%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	4.93%	12.70%	6.89%	7.89%
Real Asset Income Blend	8.94%	8.42%	8.17%	9.14%
Lipper Global Flexible Portfolio Funds Classification Average	5.95%	9.61%	6.04%	6.39%

Class C Shares	7.69%	6.58%	8.12%	8.73%
Class I Shares	8.22%	7.68%	9.19%	9.81%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	8.25%	7.78%	7.78%
Class T Shares*	N/A	N/A	0.96%
Class T Shares at maximum Offering Price*	N/A	N/A	(1.56)%

Since inception returns for Class A Shares, Class C Shares and Class I Shares are from 9/13/11; since inception return for Class R6 Shares is from 6/30/16; since inception returns for Class T shares are from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	1.19%	1.94%	0.85%	0.94%	1.19%
Net Expense Ratios	1.17%	1.92%	0.83%	0.92%	1.17%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

*	Class T shares are not available for public offering.

N/A – Not Applicable

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.49%	(1.97)%	8.91%	6.58%
Class A Shares at maximum Offering Price	(3.41)%	(7.60)%	7.63%	5.95%
MSCI U.S. REIT Index	2.66%	(1.82)%	9.38%	5.94%
Lipper Real Estate Funds Classification Average	2.91%	(0.39)%	8.50%	5.21%

Class C Shares	2.15%	(2.69)%	8.11%	5.79%
Class R3 Shares	2.39%	(2.19)%	8.65%	6.32%
Class I Shares	2.69%	(1.70)%	9.19%	6.85%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	2.73%	(1.55)%	7.19%
Class T Shares*	N/A	N/A	1.86%
Class T Shares at maximum Offering Price*	N/A	N/A	(0.70)%

Since inception return for Class R6 Shares is from 4/30/13. Since Inception returns for Class T Shares are from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Expense Ratios	1.30%	2.05%	1.55%	0.87%	1.05%	1.30%

*	Class T shares are not available for public offering.

N/A – Not Applicable

20	NUVEEN

Holding

Summaries as of June 30, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Infrastructure Fund

Fund Allocation

(% of net assets)

Common Stocks	91.3%
Real Estate Investment Trust Common Stocks	6.5%
Investment Companies	1.0%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Transurban Group	4.3%
Aena S.A.	3.8%
Enbridge Inc.	3.4%
Atlantia SpA	2.9%
Kinder Morgan, Inc.	2.5%

Portfolio Composition

(% of net assets)

Transportation Infrastructure	26.4%
Electric Utilities	18.2%
Oil, Gas & Consumable Fuels	18.1%
Multi-Utilities	9.8%
Specialized	6.0%
Other	19.3%
Investment Companies	1.0%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	39.0%
Canada	11.6%
Spain	9.7%
Australia	9.2%
Italy	4.6%
United Kingdom	4.1%
France	4.1%
New Zealand	2.6%
Japan	2.0%
China	2.0%
Mexico	1.9%
Other	8.7%
Other Assets Less Liabilities	0.5%
Net Assets	100%

1	Includes 5.9% (as a percentage of net assets) in emerging market countries.

NUVEEN	21

Holding Summaries as of June 30, 2017 (continued)

Nuveen Real Asset Income Fund

Fund Allocation

(% of net assets)

Common Stocks	23.7%
Real Estate Investment Trust Common Stocks	20.7%
Convertible Preferred Securities	6.2%
$25 Par (or similar) Retail Preferred	19.0%
Corporate Bonds	16.9%
Convertible Bonds	0.7%
$1,000 Par (or similar) Institutional Preferred	8.2%
Municipal Bonds	0.1%
Sovereign Debt	0.2%
Investment Companies	1.6%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Spark Infrastructure Group	1.4%
STAG Industrial Inc.	1.2%
Abertis Infraestructuras S.A.	1.1%
Endesa S.A.	1.0%
Scottish and Southern Energy PLC	0.9%

Portfolio Composition

(% of net assets)

Electric Utilities	19.1%
Equity Real Estate Investment Trusts	14.1%
Oil, Gas & Consumable Fuels	12.3%
Multi-Utilities	8.7%
Health Care	3.8%
Retail	3.6%
Industrial	3.5%
Transportation Infrastructure	3.2%
Energy Equipment & Services	2.9%
Diversified	2.7%
Mortgage	2.5%
Other	19.0%
Repurchase Agreements	1.7%
Investment Companies	1.6%
Sovereign Debt	0.2%
Municipal Bonds	0.1%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	56.5%
Canada	13.0%
United Kingdom	4.5%
Australia	3.5%
Singapore	3.5%
Italy	2.7%
Spain	2.2%
Hong Kong	2.2%
Mexico	1.5%
New Zealand	1.4%
France	1.4%
Other	6.6%
Other Assets Less Liabilities	1.0%
Net Assets	100%

1	Includes 4.4% (as a percentage of net assets) in emerging market countries.

22	NUVEEN

Nuveen Real Estate Securities Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	99.2%
Investments Purchased with Collateral from Securities Lending	0.6%
Money Market Funds	1.3%
Other Assets Less Liabilities	(1.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Residential	20.3%
Office	18.3%
Retail	16.3%
Specialized	16.2%
Health Care	12.1%
Industrial	8.3%
Hotels & Resorts	5.6%
Diversified	2.1%
Investments Purchased With Collateral from Securities Lending	0.6%
Money Market Funds	1.3%
Other Assets Less Liabilities	(1.1)%
Net Assets	100%

Top Five Real Estate Investment Trust Common Stock Holdings

(% of net assets)

Simon Property Group, Inc.	8.2%
Equinix Inc.	5.1%
Vornado Realty Trust	4.0%
Public Storage, Inc.	3.9%
AvalonBay Communities, Inc.	3.8%

NUVEEN	23

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class T Shares for the Funds reflect only the first 31 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2017.

The beginning of the period is January 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,139.30	$1,135.10	$1,137.10	$1,140.90	$1,139.80	$997.30
Expenses Incurred During the Period	$6.47	$10.43	$7.79	$4.35	$5.15	$1.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.74	$1,015.03	$1,017.50	$1,020.73	$1,019.98	$1,003.22
Expenses Incurred During the Period	$6.11	$9.84	$7.35	$4.11	$4.86	$1.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47%, 0.82% and 0.97% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class T expenses are equal to the Fund’s annualized net expense ratio of 1.21% multiplied by the average account value over the period, multiplied by 31/365 (to reflect the 31 days in the period since class commencement of operations).

24	NUVEEN

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,080.80	$1,076.90	$1,082.50	$1,082.20	$1,009.60
Expenses Incurred During the Period	$5.98	$9.84	$4.18	$4.70	$0.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.04	$1,015.32	$1,020.78	$1,020.28	$1,019.04
Expenses Incurred During the Period	$5.81	$9.54	$4.06	$4.56	$0.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 0.81% and 0.91% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class T expenses are equal to the Fund’s annualized net expense ratio of 1.16% multiplied by the average account value over the period, multiplied by 31/365 (to reflect the 31 days in the period since class commencement of operations).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.90	$1,021.50	$1,023.90	$1,027.30	$1,026.90	$1,018.60
Expenses Incurred During the Period	$6.58	$10.33	$7.83	$4.37	$5.33	$1.11
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.58	$1,017.06	$1,020.48	$1,019.54	$1,018.35
Expenses Incurred During the Period	$6.56	$10.29	$7.80	$4.36	$5.31	$1.10

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.87% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class T expenses are equal to the Fund’s annualized net expense ratio of 1.29% multiplied by the average account value over the period, multiplied by 31/365 (to reflect the 31 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

NUVEEN	25

Nuveen Global Infrastructure Fund

Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.8%

	COMMON STOCKS – 91.3%

	Air Freight & Logistics – 0.0%

4,550	Oesterreichische Post AG	$197,660

	Commercial Services & Supplies – 4.1%

14,321	Advanced Disposal Services, Inc., (2)	325,516

3,659,487	China Everbright International Limited, (3)	4,564,142

110,713	Park24 Company Limited, (3)	2,817,241

43,518	Republic Services, Inc.	2,773,402

203,337	Waste Connections Inc.	13,098,937

56,243	Waste Management, Inc.	4,125,424
	Total Commercial Services & Supplies	27,704,662

	Construction & Engineering – 3.8%

23,331	Eiffage SA, (3)	2,119,411

628,312	Ferrovial SA, (3)	13,956,802

108,025	Vinci S.A, (3)	9,214,690
	Total Construction & Engineering	25,290,903

	Diversified Telecommunication Services – 0.8%

113,895	Cellnex Telecom S.A.U, (2), (3)	2,353,808

318,794	Infrastrutture Wireless Italiane SpA	1,811,085

1,959,966	Tower Bersama Infrastructure Tbk PT, (3)	994,636
	Total Diversified Telecommunication Services	5,159,529

	Electric Utilities – 18.2%

189,041	Alliant Energy Corporation	7,593,777

162,199	Alupar Investimento SA	885,683

24,745	American Electric Power Company, Inc.	1,719,035

3,217,855	AusNet Services, (3)	4,290,478

874	Avangrid Inc.	38,587

130,586	Brookfield Infrastructure Partners LP	5,342,273

274,883	CLP Holdings Limited, (3)	2,906,706

168,244	Duke Energy Corporation	14,063,516

102,059	Edison International	7,979,993

9,423	Elia System Operator SA NV, (3)	533,270

95,681	Emera Incorporated	3,557,049

72,238	Endesa S.A, (2), (3)	1,666,428

94,492	Enersis Chile SA	519,706

84,000	Great Plains Energy Incorporated	2,459,520

26	NUVEEN

Shares	Description (1)	Value

	Electric Utilities (continued)

888,393	Iberdrola SA, (3)	$7,039,995

1,189,372	Infratil Limited, (3)	2,592,594

99,307	NextEra Energy Inc.	13,915,890

101,306	Cheung Kong Infrastructure Holdings, (3)	850,997

136,453	PG&E Corporation	9,056,386

85,875	Pinnacle West Capital Corporation	7,313,115

12,195	PNM Resources Inc.	466,459

120,569	Power Assets Holdings Limited, (3)	1,064,260

1,765,546	Power Grid Corporation of India Limited, (3)	5,744,855

68,382	PPL Corporation	2,643,648

59,740	Red Electrica Corporacion SA, (2), (3)	1,249,785

141,681	Scottish and Southern Energy PLC, (3)	2,680,786

48,090	Southern Company	2,302,549

3,661,061	Spark Infrastructure Group, (3)	7,366,885

35,779	Transmissora Alianca de Energia Eletrica SA	238,030

70,239	Xcel Energy, Inc.	3,222,565
	Total Electric Utilities	121,304,820

	Gas Utilities – 3.4%

463,506	APA Group, (3)	3,265,963

66,166	Atmos Energy Corporation	5,488,470

10,773	Chesapeake Utilities Corporation	807,436

690,076	China Resources Gas Group Limited, (3)	2,353,423

425,789	Hong Kong and China Gas Company Limited, (3)	800,772

296,571	Infraestructura Energitca Nova SAB de CV	1,580,677

20,732	New Jersey Resources Corporation	823,060

18,500	One Gas Inc.	1,291,485

9,881	Rubis, (3)	1,120,727

70,134	Southwest Gas Holdings, Inc.	5,123,990
	Total Gas Utilities	22,656,003

	Independent Power & Renewable Electricity Producers – 0.3%

47,927	Brookfield Renewable Energy Partners LP, (WI/DD)	1,528,209

63,385	CPFL Energias Renovaveis SA, (2)	246,622
	Total Independent Power & Renewable Electricity Producers	1,774,831

	Multi-Utilities – 9.8%

97,740	Ameren Corporation	5,343,446

190,796	CenterPoint Energy, Inc.	5,223,994

774,561	Centrica PLC, (3)	2,019,474

130,317	CMS Energy Corporation	6,027,161

191,789	Dominion Resources, Inc.	14,696,791

NUVEEN	27

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Multi-Utilities (continued)

64,317	DTE Energy Company	$6,804,095

648,781	Hera SpA, (3)	1,983,476

50,224	Innogy SE, (3)	1,976,637

121,081	National Grid PLC, ADR	7,606,308

119	National Grid PLC, (3)	1,474

97,048	NiSource Inc.	2,461,137

24,711	Sempra Energy	2,786,165

198,220	Suez Environment Company, (3)	3,670,328

31,370	Unitil Corp.	1,515,485

140,810	Veolia Environment S.A., ADR, (3)	2,979,055

6,206	WEC Energy Group, Inc.	380,924
	Total Multi-Utilities	65,475,950

	Oil, Gas & Consumable Fuels – 18.1%

101,848	Cheniere Energy Inc., (2)	4,961,016

85,275	Enagas, (3)	2,393,184

571,691	Enbridge Inc.	22,759,020

303,021	Enterprise Products Partnership LP	8,205,809

78,290	Hess Midstream Partners LP	1,594,767

55,522	Inter Pipeline Limited	1,087,491

85,803	Keyera Corporation	2,700,862

867,841	Kinder Morgan, Inc.	16,627,835

32,477	Koninklijke Vopak NV, (3)	1,504,946

99,772	Magellan Midstream Partners LP	7,110,750

51,418	ONEOK, Inc.	2,681,963

200,852	Pembina Pipeline Corporation	6,652,216

246,770	Petronet LNG Ltd, (3)	1,639,716

149,260	Plains GP Holdings LP, Class A Shares	3,904,642

772,347	Snam Rete Gas S.p.A, (3)	3,370,643

115,902	Targa Resources Corporation	5,238,770

261,708	TransCanada Corporation	12,475,620

99,776	TransCanada Corporation	4,756,441

135,984	Veresen Inc.	1,923,154

311,251	Williams Companies Inc.	9,424,680
	Total Oil, Gas & Consumable Fuels	121,013,525

	Road & Rail – 3.2%

594,821	Aurizon Holdings Limited, (3)	2,450,018

34,049	Central Japan Railway Company, (3)	5,560,772

1,664,681	ComfortDelGro Corporation, (3)	2,780,525

69,709	Genesee & Wyoming Inc., (2)	4,767,399

28	NUVEEN

Shares	Description (1)	Value

	Road & Rail (continued)

133,264	MTR Corporation, (3)	$749,921

45,181	Union Pacific Corporation	4,920,663
	Total Road & Rail	21,229,298

	Transportation Infrastructure – 26.4%

663,632	Abertis Infraestructuras S.A, (3)	12,301,393

128,998	Aena S.A, (2), (3)	25,189,986

37,318	Aeroports de Paris, (3)	6,015,390

693,965	Atlantia SpA, (3)	19,520,818

2,179,227	Auckland International Airport Limited, (3)	11,386,891

409,163	CCR SA	2,087,251

1,204,357	China Merchants Holdings International Company Limited, (3)	3,339,549

1,633,680	Cosco Shipping Ports Limited, (3)	1,916,441

156,750	Enav S.p.A, (3)	675,991

90,610	Flughafen Wien AG	3,441,049

46,995	Flughafen Zuerich AG, (3)	11,541,976

66,230	Fraport AG, (3)	5,860,862

31,185	Groupe Eurotunnel SA, (3)	332,729

106,031	Grupo Aeroportuario Centro Norte, SA, ADR	5,108,574

44,359	Grupo Aeroportuario del Pacifico S.A.B. de CV, ADR	4,981,516

585,501	Hopewell Highway Infrastructure Limited, (3)	336,768

4,149,654	Hutchison Port Holdings Trust, (3)	1,782,878

59,080	Japan Airport Terminal Company, (3)	2,268,058

264,436	Kamigumi Company Limited, (3)	2,779,705

1,298,128	Macquarie Atlas Roads Group, (3)	5,598,256

1,075,717	Port of Tauranga Limited, (3)	3,509,107

159,794	Promotora y Operadora de Infraestructura SAB de CV (Pinfra)	1,908,855

93,019	Promotora y Operadora de Infraestructura SAB de CV (Pinfra)	822,160

531,303	Singapore Airport Terminal Services Limited, (3)	1,970,960

117,341	Societa Iniziative Autostradali e Servizi SpA	1,293,973

1,732,587	Sydney Airport, (3)	9,437,906

3,180,077	Transurban Group, (3)	28,962,230

105,125	Westshore Terminals Investment Corporation	1,703,174
	Total Transportation Infrastructure	176,074,446

	Water Utilities – 2.9%

2,834,220	Aguas Andinas SA. Class A	1,662,512

66,916	American Water Works Company	5,216,102

1,889,977	China Everbright Water Limited, (3)	658,624

4,121	Connecticut Water Service, Inc.	228,757

217,885	Pennon Group PLC, (3)	2,341,585

NUVEEN	29

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)			Value

	Water Utilities (continued)

217,520	Severn Trent PLC, (3)			$6,183,740

260,277	United Utilities PLC, (3)			2,942,113
	Total Water Utilities			19,233,433

	Wireless Telecommunication Services – 0.3%

6,369,255	Sarana Menara Nusantara Tbk PT			1,811,254
	Total Common Stocks (cost $510,994,614)			608,926,314

Shares	Description (1)			Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 6.5%

	Health Care – 0.5%

1,604,639	Parkway Life Real Estate Investment Trust			$3,123,612

	Specialized – 6.0%

34,831	American Tower Corporation, REIT			4,608,838

124,180	Crown Castle International Corporation			12,440,352

9,629	Digital Realty Trust Inc.			1,087,596

24,210	Equinix Inc.			10,389,964

225,728	Keppel DC REIT, (3)			211,541

84,652	SBA Communications Corporation, (2)			11,419,554
	Total Specialized			40,157,845
	Total Real Estate Investment Trust Common Stocks (cost $37,310,413)			43,281,457

Shares	Description (1), (4)			Value

	INVESTMENT COMPANIES – 1.0%

682,446	3I Infrastructure PLC			$1,696,716

1,047,224	John Laing Infrastructure Fund			1,831,794

7,051,847	Keppel Infrastructure Trust			2,893,985
	Total Investment Companies (cost $5,910,875)			6,422,495
	Total Long-Term Investments (cost $554,215,902)			658,630,266

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.7%

	REPURCHASE AGREEMENTS – 0.7%

$4,798	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $4,797,630, collateralized by $4,935,000 U.S. Treasury Notes, 2.000%, due 6/30/24, value $4,897,988	0.120%	7/03/17	$4,797,582
	Total Short-Term Investments (cost $4,797,582)			4,797,582
	Total Investments (cost $559,013,484) – 99.5%			663,427,848
	Other Assets Less Liabilities – 0.5%			3,573,984
	Net Assets – 100%			$667,001,832

30	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	31

Nuveen Real Asset Income Fund

Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.3%

	COMMON STOCKS – 23.7%

	Air Freight & Logistics – 0.6%

322,258	BPost SA, (2)	$7,783,294

82,889	Oesterreichische Post AG	3,600,836
	Total Air Freight & Logistics	11,384,130

	Commercial Services & Supplies – 0.4%

502,779	Covanta Holding Corporation	6,636,683

	Diversified Telecommunication Services – 0.6%

3,768,239	HKBN Limited, (2)	3,780,676

4,783,337	HKT Trust and HKT Limited	6,285,924
	Total Diversified Telecommunication Services	10,066,600

	Electric Utilities – 6.3%

9,287,824	AusNet Services, (2)	12,383,780

69,741	Brookfield Infrastructure Partners LP	2,853,104

162,519	CEZ, (2)	2,828,775

1,223,996	Contact Energy Limited, (2)	4,672,999

792,822	Endesa S.A, (2), (3)	18,289,278

356,173	Enersis Chile SA	1,958,951

229,254	Exelon Corporation	8,269,192

2,840,498	Infratil Limited, (2)	6,191,719

859,244	Scottish and Southern Energy PLC, (2)	16,257,997

156,891	Southern Company	7,511,941

12,188,326	Spark Infrastructure Group, (2)	24,525,677

195,047	Terna-Rete Elettrica Nazionale SpA, (2)	1,053,474

696,336	Transmissora Alianca de Energia Eletrica SA	4,632,571
	Total Electric Utilities	111,429,458

	Gas Utilities – 0.3%

33,196	AmeriGas Partners, LP	1,499,463

98,415	APA Group, (2)	693,453

255,689	Companhia de Gas de Sao Paulo – Comgas	3,568,023
	Total Gas Utilities	5,760,939

	Health Care Providers & Services – 0.3%

360,908	Sienna Senior Living Inc., Subscription	5,001,170

	Household Durables – 0.3%

110,741	Kaufman and Broad SA, (2)	4,935,508

32	NUVEEN

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 1.9%

2,761	Brookfield Renewable Energy Partners LP	$88,186

475,701	Brookfield Renewable Energy Partners LP, (WI/DD)	15,168,288

1,219,373	Meridian Energy Limited, (2)	2,600,015

12,349	NRG Yield, Inc., Class C Shares	217,342

64,688	Pattern Energy Group Inc.	1,542,162

843,743	Renewables Infrastructure Group Limited	1,211,024

857,641	Saeta Yield S.A, (3)	9,698,568

244,387	TransAlta Renewables Inc.	2,951,188
	Total Independent Power & Renewable Electricity Producers	33,476,773

	Media – 0.0%

11,897	Eutelsat Communications, (2)	303,551

	Multi-Utilities – 3.3%

4,441,040	Centrica PLC, (2)	11,578,902

451,822	Engie, (2)	6,819,681

208	Innogy SE, (2)	8,186

236,740	National Grid PLC	14,872,007

143,439	National Grid PLC, (2)	1,777,278

3,312,906	Redes Energeticas Nacionais SA, (2)	10,378,687

4,835,184	Vector Limited, (2)	11,796,358
	Total Multi-Utilities	57,231,099

	Oil, Gas & Consumable Fuels – 5.7%

12,150	Cheniere Energy Partners LP Holdings LLC	393,660

17,457	DCP Midstream LP	590,570

382,743	Enagas, (2)	10,741,418

34,604	Enbridge Energy Partners LP	553,664

189,936	Enbridge Income Fund Holdings Inc.	4,714,713

425,431	Enterprise Products Partnership LP	11,520,671

65,636	Gibson Energy Incorporated	848,288

84,313	Hess Midstream Partners LP	1,717,456

348,828	Inter Pipeline Limited	6,832,381

85,515	OneOK Partners Limited Partnership	4,367,251

25,670	Pembina Pipeline Corporation	850,190

411,358	Plains All American Pipeline LP	10,806,375

432,582	Plains GP Holdings LP, Class A Shares	11,316,345

2,827,176	Snam Rete Gas S.p.A, (2)	12,338,237

252,686	Targa Resources Corporation	11,421,407

724,035	Veresen Inc.	10,239,668

17,433	Williams Partners LP	699,238
	Total Oil, Gas & Consumable Fuels	99,951,532

NUVEEN	33

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Real Estate Management & Development – 0.6%

426,584	Atrium European Real Estate Ltd	$1,904,554

232,524	Brookfield Property Partners	5,503,843

808,546	Citycon Oyj, (2)	2,121,708

16,057	Landmark Infrastructure Partners LP	256,912
	Total Real Estate Management & Development	9,787,017

	Road & Rail – 0.2%

809,213	Aurizon Holdings Limited, (2)	3,333,081

15,426	MTR Corporation, (2)	86,807

354,854	Stagocoach Group PLC, (2)	861,272
	Total Road & Rail	4,281,160

	Transportation Infrastructure – 2.9%

1,020,258	Abertis Infraestructuras S.A, (2)	18,911,979

742,444	Enav S.p.A, (2)	3,201,820

19,053,531	Hopewell Highway Infrastructure Limited, (2)	10,959,193

17,145,676	Hutchison Port Holdings Trust, (2)	7,366,554

352,137	Jiangsu Expressway Company Limited, (2)	496,794

17,454	Macquarie Infrastructure Corporation	1,368,394

315,729	Sydney Airport, (2)	1,719,868

661,059	Transurban Group, (2)	6,020,528

609,638	Zhejiang Expressway Company Limited, (2)	796,340
	Total Transportation Infrastructure	50,841,470

	Water Utilities – 0.3%

2,661,916	Aguas Andinas SA. Class A	1,561,441

2,064,760	Inversiones Aguas Metropolitanas SA	3,461,873
	Total Water Utilities	5,023,314
	Total Common Stocks (cost $399,517,476)	416,110,404

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 20.7%

	Diversified – 2.7%

642,709	AEW UK REIT PLC	$858,024

618,549	Armada Hoffler Properties Inc.	8,010,210

9,008	Cofinimmo, SANV, (2)	1,107,582

541,870	Dream Global Real Estate Investment Trust	4,562,940

129,923	Gramercy Property Trust	3,860,012

391,910	Growthpoint Properties Australia Limited, (2)	946,120

156,822	H&R Real Estate Investment Trust	2,662,878

45,355	ICADE, (2)	3,804,880

32,435	Lexington Corporate Properties Trust	321,431

34	NUVEEN

Shares	Description (1)	Value

	Diversified (continued)

7,113,529	Mapletree Greater China Commercial Trust, (2)	$5,578,701

123,169	NSI NV	4,450,331

76,984	Spirit Realty Capital Inc.	570,451

1,360,167	VEREIT, Inc.	11,071,759
	Total Diversified	47,805,319

	Health Care – 3.8%

191,932	Care Capital Properties, Inc.	5,124,584

67,061	CareTrust REIT Inc.	1,243,311

209,177	Community Healthcare Trust Inc.	5,352,839

33,921	LTC Properties Inc.	1,743,200

748,556	MedEquities Realty Trust, Inc.	9,446,777

1,249,125	Medical Properties Trust Inc.	16,076,239

3,787	National Health Investors Inc.	299,930

52,462	New Senior Investment Group Inc.	527,243

161,897	NorthWest Healthcare Properties REIT	1,333,328

356,743	Omega Healthcare Investors Inc.	11,779,654

3,159,894	Parkway Life Real Estate Investment Trust	6,151,092

60,488	Sabra Health Care Real Estate Investment Trust Inc.	1,457,761

335,196	Senior Housing Properties Trust	6,851,406
	Total Health Care	67,387,364

	Hotels & Resorts – 1.9%

983,733	American Hotel Income Properties REIT LP	7,555,506

118,657	Apple Hospitality REIT, Inc.	2,220,072

180,755	Hersha Hospitality Trust	3,345,775

18,820	Hospitality Properties Trust	548,603

230,716	MGM Growth Properties LLC	6,734,600

495,457	Park Hotels & Resorts, Inc.	13,357,521
	Total Hotels & Resorts	33,762,077

	Industrial – 3.5%

1,230,690	Ascendas Real Estate Investment Trust, (2)	2,331,853

15,458,487	Frasers Logistics & Industrial Trust, (2), (WI/DD)	12,126,820

54,791	Macquarie Mexico Real Estate Management SA de CV	64,486

734,974	Mapletree Logistics Trust, (2)	637,869

2,639,872	Nexus Real Estate Investment Trust	4,152,791

71,298	Prologis Property Mexico SA de CV	134,867

3,110,101	Propertylink Group	2,019,908

735,462	STAG Industrial Inc.	20,298,751

799,555	Summit Industrial Income REIT	4,346,748

NUVEEN	35

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Industrial (continued)

2,866,468	TF Administradora Industrial S de RL de CV	$5,276,876

794,814	WPT Industrial Real Estate Investment Trust, (WI/DD)	10,348,478
	Total Industrial	61,739,447

	Mortgage – 2.5%

628,681	Apollo Commercial Real Estate Finance, Inc.	11,662,033

68,172	Ares Commercial Real Estate Corporation	892,371

87,958	Blackstone Mortgage Trust Inc, Class A	2,779,473

259,893	Granite Point Mortgage Trust Inc., (3)	4,917,176

462,231	KKR Real Estate Finance Trust, Inc.	9,937,967

615,843	Starwood Property Trust Inc.	13,788,725
	Total Mortgage	43,977,745

	Office – 1.3%

622,685	City Office REIT, Inc.	7,908,099

196,300	Easterly Government Properties, Inc.	4,112,485

334,551	Franklin Street Properties Corporation	3,706,825

385,649	Government Properties Income Trust	7,061,233
	Total Office	22,788,642

	Residential – 0.4%

1,735,199	Empiric Student Property PLC	2,525,560

315,537	Independence Realty Trust	3,114,350

141,022	Killam Apartment Real Estate I	1,385,426
	Total Residential	7,025,336

	Retail – 3.6%

42,943	Agree Realty Corporation	1,969,795

307,737	Brixmor Property Group Inc.	5,502,338

373,617	Charter Hall Retail REIT, (2)	1,168,025

145,722	Choice Properties Real Estate Investment Trust	1,555,207

18,454	Developers Diversified Realty Corporation	167,378

137,756	Eurocommercial Properties NV	5,504,469

4,873,399	Fortune REIT, (2)	6,048,829

5,401,967	Frasers Centrepoint Trust, (2)	8,395,443

3,822,618	IGB Real Estate Investment Trust	1,567,285

674,971	Immobiliare Grande Distribuzione SIIQ SpA	594,378

158,832	Kimco Realty Corporation	2,914,567

4,267,547	Mapletree Commercial Trust	4,944,062

132,202	Mercialys	2,586,535

1,374,920	Plaza Retail REIT	4,877,107

62	Retail Properties of America Inc.	757

36	NUVEEN

Shares	Description (1)			Value

	Retail (continued)

11,708	RioCan Real Estate Investment Trust			$217,313

11,002	Urstadt Biddle Properties Inc.			217,840

1,645,463	Vicinity Centres, (2)			3,246,850

1,399,155	Viva Energy REIT, (2)			2,439,935

175,950	Wereldhave NV, (2)			8,619,285
	Total Retail			62,537,398

	Specialized – 1.0%

1,159,648	Asia Pacific Data Centre Group			1,564,241

358,911	Automotive Properties Real Estate Investment Trust			3,072,110

52,008	Entertainment Properties Trust			3,737,815

6,859	Farmland Partners, Inc.			61,319

142,969	Gaming and Leisure Properties Inc.			5,385,642

4,108,093	Keppel DC REIT, (2)			3,849,905
	Total Specialized			17,671,032
	Total Real Estate Investment Trust Common Stocks (cost $343,653,703)			364,694,360

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 6.2%

	Electric Utilities – 1.1%

103,950	NextEra Energy Inc.	6.371%	BBB	$6,667,353

232,721	NextEra Energy Inc.	6.123%	BBB	12,569,261
	Total Electric Utilities			19,236,614

	Equity Real Estate Investment Trusts – 1.9%

84,009	Alexandria Real Estate Equities Inc.	7.000%	Baa3	3,032,725

73,464	American Tower Corporation	5.500%	N/R	8,906,041

212,158	Ashford Hospitality Prime, Inc.	5.500%	N/R	4,230,431

75,078	EPR Properties Inc.	9.000%	BB	2,657,761

8,306	EPR Properties Inc.	5.750%	BB	225,674

69,070	Equity Commonwealth	6.500%	Ba1	1,782,006

3,415	FelCor Lodging Trust Inc., Series A.	1.950%	Caa1	95,278

16,510	Lexington Corporate Properties Trust, Series B	6.500%	N/R	833,755

195,930	Ramco-Gershenson Properties Trust	7.250%	N/R	10,482,255
	Total Equity Real Estate Investment Trusts			32,245,926

	Multi-Utilities – 2.2%

24,613	Black Hills Corp	7.750%	N/R	1,819,147

341,418	Dominion Resources Inc.	6.750%	BBB–	17,180,154

177,113	Dominion Resources Inc.	6.375%	BBB	8,466,001

206,709	DTE Energy Company	5.000%	BBB–	11,337,989
	Total Multi-Utilities			38,803,291

NUVEEN	37

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 1.0%

120,353	Anadarko Petroleum Corporation	7.500%	N/R	$4,945,184

296,742	Kinder Morgan Inc, Delaware	9.750%	N/R	13,021,039
	Total Oil, Gas & Consumable Fuels			17,966,223
	Total Convertible Preferred Securities (cost $104,674,436)			108,252,054

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 19.0%

	Electric Utilities – 4.2%

39,142	APT Pipelines Limited	6.300%	N/R	$3,095,699

286,541	Brookfield Infrastructure Partners LP	5.350%	BBB–	5,672,045

1,304	Duke Energy Capital Trust II	5.125%	BBB	34,100

313,411	Entergy Arkansas Inc.	4.875%	A	7,537,535

50,694	Entergy Louisiana LLC	4.880%	A	1,217,670

65,778	Entergy New Orleans, Inc.	5.500%	A	1,706,281

97,287	Entergy Texas Inc.	5.625%	A	2,582,970

313,473	Integrys Energy Group Inc., (2)	6.000%	Baa1	8,448,097

428,096	NextEra Energy Inc.	5.250%	BBB	10,843,672

139,012	NextEra Energy Inc.	5.000%	BBB	3,544,806

147,970	Pacific Gas & Electric Corporation	6.000%	A–	4,794,228

379,514	PPL Capital Funding, Inc.	5.900%	BBB	10,019,170

90,789	SCE Trust I	5.625%	Baa1	2,280,620

138,575	SCE Trust VI	5.000%	Baa1	3,444,974

8,142	Southern Company	6.250%	BBB	222,765

358,496	Southern Company	5.250%	BBB	8,965,985
	Total Electric Utilities			74,410,617

	Equity Real Estate Investment Trusts – 10.6%

234,886	American Homes 4 Rent	6.350%	N/R	6,069,454

192,170	American Homes 4 Rent	5.875%	BB	4,813,858

116,590	American Homes 4 Rent	5.500%	N/R	3,264,520

130,712	American Homes 4 Rent	5.000%	N/R	3,730,520

142,594	American Homes 4 Rent	5.000%	N/R	4,041,114

109,647	American Homes 4 Rent	6.500%	N/R	2,838,761

330,156	CBL & Associates Properties Inc.	7.375%	BB	7,679,429

20,177	CBL & Associates Properties Inc.	6.625%	BB	469,115

414,587	Cedar Shopping Centers Inc., Series A	7.250%	N/R	10,522,218

403,168	City Office REIT, Inc.	6.625%	N/R	10,184,024

78,309	Colony Northstar, Inc.	7.500%	N/R	2,075,972

278,173	Colony Northstar, Inc.	7.125%	N/R	7,162,955

298,497	DDR Corporation	6.375%	Baa3	7,808,682

38	NUVEEN

Shares	Description (1)	Coupon	Ratings (4)	Value

	Equity Real Estate Investment Trusts (continued)

29,115	DDR Corporation	6.250%	Baa3	$730,204

51,848	Equity Lifestyle Properties Inc.	6.750%	N/R	1,319,532

161,768	GGP, Inc.	6.375%	N/R	4,118,613

71,887	Gladstone Commercial Corporation	7.000%	N/R	1,856,122

217,773	Gramercy Property Trust	7.125%	BB+	5,879,871

172,391	Hersha Hospitality Trust	6.875%	N/R	4,394,247

280,392	Hersha Hospitality Trust	6.500%	N/R	7,043,447

469,717	Hersha Hospitality Trust	6.500%	N/R	11,836,868

277,317	Investors Real Estate Trust	7.950%	N/R	6,968,976

9,956	LaSalle Hotel Properties	6.375%	N/R	250,991

171,931	LaSalle Hotel Properties	6.300%	N/R	4,355,012

9,531	Mid-America Apartment Communities Inc.	8.500%	BBB–	603,312

339,648	Monmouth Real Estate Investment Corp	6.125%	N/R	8,745,936

229,392	Pebblebrook Hotel Trust	6.500%	N/R	5,771,503

181,990	Pebblebrook Hotel Trust	6.375%	N/R	4,617,086

25,653	Retail Properties of America	7.000%	BB	655,691

794	Rexford Industrial Realty Inc.	5.875%	BB	20,001

65,323	Senior Housing Properties Trust	6.250%	BBB–	1,762,415

118,236	STAG Industrial Inc.	6.880%	BB+	3,158,084

109,593	Summit Hotel Properties Inc.	7.875%	N/R	2,831,774

278,674	Summit Hotel Properties Inc.	7.125%	N/R	7,131,268

126,824	Summit Hotel Properties Inc.	6.450%	N/R	3,266,986

83,270	Sunstone Hotel Investors Inc.	6.950%	N/R	2,155,028

226,882	Sunstone Hotel Investors Inc.	6.450%	N/R	5,819,523

63,045	Taubman Centers Incorporated, Series K	6.250%	N/R	1,597,560

37,665	Taubman Centers Incorporated., Series J	6.500%	N/R	946,521

141,914	UMH Properties Inc.	8.000%	N/R	3,902,635

123,838	Urstadt Biddle Properties	7.125%	N/R	3,178,921

196,101	Urstadt Biddle Properties	6.750%	N/R	5,177,066

115,386	Ventas Realty LP	5.450%	BBB+	2,935,420

76,135	Washington Prime Group, Inc.	7.500%	Ba1	1,908,704

37,789	Washington Prime Group, Inc.	6.875%	Ba1	970,421
	Total Equity Real Estate Investment Trusts			186,570,360

	Independent Power & Renewable Electricity Producers – 0.1%

116,961	Brookfield Renewable Partners	5.750%	BB+	2,353,110

	Mortgage Real Estate Investment Trusts – 0.3%

56,076	Apollo Commercial Real Estate Finance	8.625%	N/R	1,443,957

156,790	Arbor Realty Trust Incorporated	7.375%	N/R	3,990,305
	Total Mortgage Real Estate Investment Trusts			5,434,262

NUVEEN	39

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Coupon		Ratings (4)	Value

	Multi-Utilities – 2.1%

670,325	Dominion Resources Inc.	5.250%		BBB–	$16,872,080

279,006	DTE Energy Company	6.000%		Baa2	7,644,764

348,987	DTE Energy Company	5.375%		Baa2	8,832,861

115,738	DTE Energy Company	5.250%		Baa2	2,916,598
	Total Multi-Utilities				36,266,303

	Oil, Gas & Consumable Fuels – 1.3%

136,313	NGL Energy Partner LP	9.000%		N/R	3,375,110

508,827	Nustar Energy LP	8.500%		Ba3	13,295,649

115,407	Nustar Energy LP	7.625%		Ba3	2,902,486

156,033	Pembina Pipeline Corporation	5.750%		BB+	3,230,634
	Total Oil, Gas & Consumable Fuels				22,803,879

	Real Estate Management & Development – 0.3%

177,177	Landmark Infrastructure Partners LP	8.000%		N/R	4,454,230

	Trading Companies & Distributors – 0.1%

58,095	GATX Corporation	5.630%		BBB	1,505,822
	Total $25 Par (or similar) Retail Preferred (cost $324,854,636)				333,798,583

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 16.9%

	Commercial Services & Supplies – 1.4%

$7,295	Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B–	$7,513,850

7,966	Covanta Holding Corporation	5.875%	3/01/24	B1	7,766,850

2,120	Covanta Holding Corporation	5.875%	7/01/25	B1	2,056,400

6,285	GFL Environmental Corporation, 144A	5.625%	5/01/22	B–	6,426,412
	Total Commercial Services & Supplies				23,763,512

	Construction & Engineering – 0.2%

3,715	AECOM	5.125%	3/15/27	BB	3,728,931

	Diversified Financial Services – 0.4%

3,965	RKP Overseas Finance 2016 A, Reg S	7.950%	N/A (7)	B1	4,083,423

3,550	Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	3,746,386
	Total Diversified Financial Services				7,829,809

	Diversified Telecommunication Services – 1.2%

8,055	CyrusOne LP Finance, 144A	5.375%	3/15/27	BB	8,387,269

4,073	Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	4,241,011

8,160	SBA Communications Corporation	4.875%	9/01/24	B3	8,292,600
	Total Diversified Telecommunication Services				20,920,880

40	NUVEEN

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Electric Utilities – 4.3%

$21,395	ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	$21,825,553

3,875	Comision Federal de Electricidad of the United States of Mexico, 144A	5.750%	2/14/42	BBB+	3,957,344

5,820	Comision Federal de Electricidad of the United States of Mexico, 144A	6.125%	6/16/45	BBB+	6,205,575

13,401	Crocket Cogeneration LP, 144A	5.869%	3/30/25	BBB–	13,392,247

6,705	DCP Midstream Operating LP, 144A	5.850%	5/21/43	BB–	6,202,125

4,290	Energuate Trust, 144A	5.875%	5/03/27	Ba2	4,418,700

5,885	Exelon Corporation	6.250%	10/01/39	BBB	6,428,439

3,365	Intergen NV, 144A	7.000%	6/30/23	B1	3,238,812

8,630	Panoche Energy Center LLC, 144A	6.885%	7/31/29	Baa3	8,957,618

415	Red Oak Power LLC	9.200%	11/30/29	BB–	446,125
	Total Electric Utilities				75,072,538

	Equity Real Estate Investment Trusts – 1.6%

6,390	Care Capital Properties, Inc.	5.125%	8/15/26	BBB–	6,493,333

3,015	CBL & Associates LP	5.950%	12/15/26	BBB–	2,985,803

3,565	Crown Castle International Corporation	4.750%	5/15/47	BBB–	3,628,949

2,365	CTR Partnership LP/CareTrust Capital Corporation	5.250%	6/01/25	BB–	2,435,950

2,350	Geo Group Inc.	5.125%	4/01/23	B+	2,361,750

5,185	Geo Group Inc.	6.000%	4/15/26	B+	5,379,437

3,985	Trust F/1401, 144A	6.950%	1/30/44	Baa2	4,224,100
	Total Equity Real Estate Investment Trusts				27,509,322

	Gas Utilities – 0.9%

4,190	AmeriGas Partners LP/AmeriGas Finance Corporation	5.875%	8/20/26	BB	4,294,750

1,345	Ferrellgas LP	6.750%	1/15/22	B	1,267,663

3,070	LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	3,185,125

2,525	National Gas Company of Trinidad and Tobago, 144A	6.050%	1/15/36	BBB	2,594,438

3,184	Suburban Propane Partners LP	5.750%	3/01/25	BB–	3,152,160

2,215	Suburban Propane Partners LP	5.875%	3/01/27	BB–	2,203,925
	Total Gas Utilities				16,698,061

	Health Care Equipment & Supplies – 0.3%

2,445	Tenet Healthcare Corporation	8.125%	4/01/22	B–	2,597,812

2,490	THC Escrow Corp III, 144A	5.125%	5/01/25	Ba3	2,499,338
	Total Health Care Equipment & Supplies				5,097,150

	Health Care Providers & Services – 0.4%

4,015	HCA Inc.	5.500%	6/15/47	BBB–	4,155,525

2,135	Kindred Healthcare Inc.	6.375%	4/15/22	B–	2,102,975
	Total Health Care Providers & Services				6,258,500

NUVEEN	41

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2017 (Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Hotels, Restaurants & Leisure – 0.3%

$2,370		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	$2,447,025

2,945		MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.	4.500%	9/01/26	BB–	2,963,406
		Total Hotels, Restaurants & Leisure				5,410,431

		Independent Power & Renewable Electricity Producers – 0.4%

2,930		Capex SA, 144A	6.875%	5/15/24	B+	2,955,638

4,135		Dynegy Inc., 144A	8.000%	1/15/25	B+	4,010,950

1,450		GenOn Energy Inc., (6)	9.500%	10/15/18	Caa3	877,250
		Total Independent Power & Renewable Electricity Producers				7,843,838

		Internet Software & Services – 0.2%

3,645		Equinix Inc.	5.375%	5/15/27	BB+	3,886,481

		IT Services – 0.5%

7,910		Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	8,275,837

		Multi-Utilities – 0.8%

4,855		Dominion Resources Inc.	5.750%	10/01/54	BBB–	5,194,850

6,300	GBP	RWE AG, Reg S	7.000%	N/A (7)	BB+	8,755,197
		Total Multi-Utilities				13,950,047

		Oil, Gas & Consumable Fuels – 2.2%

2,270		Calumet Specialty Products	6.500%	4/15/21	CCC+	1,963,550

3,624		Calumet Specialty Products	7.625%	1/15/22	CCC+	3,171,000

2,040		Cheniere Corpus Christi Holdings, LLC	5.875%	3/31/25	BB–	2,175,150

920		Crestwood Midstream Partners LP, 144A	5.750%	4/01/25	BB–	917,700

1,530		Energy Transfer Equity LP	5.500%	6/01/27	BB+	1,583,550

5,555		Genesis Energy LP	5.625%	6/15/24	B+	5,263,363

3,520	CAD	Gibson Energy, 144A	5.250%	7/15/24	BB	2,689,130

2,130		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	2,140,650

1,640		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	1,631,800

3,993		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	4,032,930

2,502		NGL Energy Partners LP/Fin Co, 144A	7.500%	11/01/23	B+	2,467,598

7,460		PBF Holding Company LLC, 144A	7.250%	6/15/25	BB	7,189,575

665		PBF Holding Company LLC	7.000%	11/15/23	BB	655,025

3,487		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	3,356,236
		Total Oil, Gas & Consumable Fuels				39,237,257

		Real Estate Management & Development – 0.6%

6,100		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	6,435,500

4,240		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	4,372,500
		Total Real Estate Management & Development				10,808,000

42	NUVEEN

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Road & Rail – 0.1%

$2,229		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	$2,323,732

		Software – 0.2%

3,630		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	3,643,613

		Transportation Infrastructure – 0.3%

2,435		Aeropuertos Argentina 2000 SA, 144A	6.875%	2/01/27	B+	2,521,199

835		Aeropuertos Dominicanos SA, 144A	6.750%	3/30/29	BB–	904,940

2,155		Rumo Luxembourg Sarl, 144A	7.375%	2/09/24	BB–	2,213,400
		Total Transportation Infrastructure				5,639,539

		Wireless Telecommunication Services – 0.6%

9,096		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	9,709,980
		Total Corporate Bonds (cost $294,621,112)				297,607,458

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CONVERTIBLE BONDS – 0.7%

		Oil, Gas & Consumable Fuels – 0.5%

$11,635		Cheniere Energy Inc.	4.250%	3/15/45	N/R	$8,028,150

		Real Estate Management & Development – 0.2%

3,630		Tricon Capital Group Inc., 144A	5.750%	3/31/22	N/R	3,952,163
$15,265		Total Convertible Bonds (cost $11,820,321)				$11,980,313

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 8.2%

		Diversified Financial Services – 0.2%

$2,945		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$3,100,305

		Electric Utilities – 3.2%

5,220		AES Gener SA, 144A	8.375%	12/18/73	BB	5,585,400

23,355		Emera, Inc.	6.750%	6/15/76	BBB–	26,391,150

8,215		Enel SpA, 144A	8.750%	9/24/73	BBB–	9,775,850

2,200	EUR	Energias de Portugal, SA, Reg S	5.375%	9/16/75	Ba2	2,759,650

6,525		Exelon Corporation	6.350%	3/15/33	Baa2	6,995,328

3,260	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	4,813,886
		Total Electric Utilities				56,321,264

		Energy Equipment & Services – 2.9%

16,780		Transcanada Trust	5.625%	5/20/75	BBB	17,724,882

13,185		Transcanada Trust	5.875%	8/15/76	BBB	14,308,362

NUVEEN	43

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2017 (Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Energy Equipment & Services (continued)

$18,790		Transcanada Trust	5.300%	3/15/77	BBB	$19,316,120
		Total Energy Equipment & Services				51,349,364

		Multi-Utilities – 0.3%

3,055	GBP	Centrica PLC, Reg S	5.250%	4/10/75	BBB	4,287,355

		Oil, Gas & Consumable Fuels – 1.6%

5,118		Enbridge Energy Partners LP	8.050%	10/01/37	BB+	5,118,000

19,954		Enbridge Inc.	6.000%	1/15/77	BBB–	20,926,920

2,255		Enterprise Products Operating LP	7.034%	1/15/68	Baa2	2,309,120
		Total Oil, Gas & Consumable Fuels				28,354,040
		Total $1,000 Par (or similar) Institutional Preferred (cost $135,623,155)				143,412,328

Principal Amount (000)		Description (1)	Optional Call Provisions (8)		Ratings (4)	Value

		MUNICIPAL BONDS – 0.1%

		Georgia – 0.1%

$1,655		Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable Build America Bonds Series 2010A, 6.655%, 4/01/57	No Opt. Call		A+	$2,027,541
$1,655		Total Municipal Bonds (cost $1,928,688)				2,027,541

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 0.2%

		Costa Rica – 0.2%

$3,183		Instituto Costarricense de Electricidad, 144A	6.375%	5/15/43	Ba2	$2,834,239
$3,183		Total Sovereign Debt (cost $2,773,588)				2,834,239

Shares		Description (1), (9)				Value

		INVESTMENT COMPANIES – 1.6%

4,914,303		John Laing Infrastructure Fund				$8,596,049

33,337,173		Keppel Infrastructure Trust				13,681,135

2,413,672		NextEnergy Solar Fund Limited				3,568,084

1,778,656		Starwood European Real Estate Finance Limited				2,505,006
		Total Investment Companies (cost $26,926,066)				28,350,274
		Total Long-Term Investments (cost $1,646,393,181)				1,709,067,554

44	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.7%

	REPURCHASE AGREEMENTS – 1.7%

$30,606	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $30,606,440, collateralized by $31,455,000 U.S. Treasury Notes, 2.000%, due 6/30/24, value $31,219,088	0.120%	7/03/17	$30,606,134
	Total Short-Term Investments (cost $30,606,134)			30,606,134
	Total Investments (cost $1,676,999,315) – 99.0%			1,739,673,688
	Other Assets Less Liabilities – 1.0% (10)			17,857,897
	Net Assets – 100%			$1,757,531,585

Investments in Derivatives as of June 30, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(111)	9/17	$(13,079,789)	$19,078	$31,590
U.S. Treasury 10-Year Note	Short	(296)	9/17	(37,157,250)	83,250	102,071
U.S. Treasury Long Bond	Short	(88)	9/17	(13,524,500)	49,500	(122,079)
U.S. Treasury Ultra Bond	Short	(81)	9/17	(13,435,875)	31,161	(145,989)
				$(77,197,414)	$182,989	$(134,407)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	Other assets less liabilities include the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

REIT	Real Estate Investment Trust

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the SEC. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	45

Nuveen Real Estate Securities Fund

Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.2%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 99.2%

	Diversified – 2.1%

24,045	Empire State Realty Trust Inc.	$499,415

484,696	Liberty Property Trust	19,731,974

26,966	Spirit Realty Capital Inc.	199,818

170,003	STORE Capital Corporation	3,816,567

686,353	VEREIT, Inc.	5,586,913

1,701,777	Washington Real Estate Investment Trust	54,286,686
	Total Diversified	84,121,373

	Health Care – 12.1%

34,240	Care Capital Properties, Inc.	914,208

579,403	CareTrust REIT Inc.	10,742,132

1,623,345	Health Care Property Investors Inc.	51,882,106

923,752	Healthcare Realty Trust, Inc., (2)	31,546,131

958,131	Healthcare Trust of America Inc., Class A	29,807,455

254,505	LTC Properties Inc.	13,079,012

1,129,636	MedEquities Realty Trust, Inc.	14,256,006

1,843,600	Medical Properties Trust Inc.	23,727,132

1,049,612	Omega Healthcare Investors Inc., (2)	34,658,188

10,124,160	Parkway Life Real Estate Investment Trust	19,707,831

1,606,735	Physicians Realty Trust	32,359,643

306,617	Sabra Health Care Real Estate Investment Trust Inc., (2)	7,389,470

837,819	Senior Housing Properties Trust	17,125,020

2,119,563	Ventas Inc.	147,267,237

854,655	Welltower Inc.	63,970,927
	Total Health Care	498,432,498

	Hotels & Resorts – 5.6%

1,071,142	Apple Hospitality REIT, Inc.	20,041,067

1,253,663	DiamondRock Hospitality Company	13,727,610

476,864	FelCor Lodging Trust Inc.	3,438,190

366,492	Hersha Hospitality Trust	6,783,767

5,153,648	Host Hotels & Resorts Inc.	94,157,149

208,916	MGM Growth Properties LLC	6,098,258

915,978	Park Hotels & Resorts, Inc.	24,694,767

79,484	Summit Hotel Properties Inc.	1,482,377

3,521,189	Sunstone Hotel Investors Inc.	56,761,567

46	NUVEEN

Shares	Description (1)	Value

	Hotels & Resorts (continued)

47,477	Xenia Hotels & Resorts Inc.	$919,629
	Total Hotels & Resorts	228,104,381

	Industrial – 8.3%

991,053	DCT Industrial Trust Inc.	52,961,872

4,174,492	Duke Realty Corporation	116,677,051

3,758,293	First Industrial Realty Trust, Inc.	107,562,346

622,160	Prologis Inc.	36,483,462

800,510	STAG Industrial Inc.	22,094,076

6,147	Terreno Realty Corporation	206,908

259,410	KKR Real Estate Finance Trust, Inc.	5,577,315
	Total Industrial	341,563,030

	Office – 18.3%

455,247	Alexandria Real Estate Equities Inc.	54,843,606

961,773	Boston Properties, Inc.	118,317,315

984,265	Brandywine Realty Trust	17,254,166

3,313,622	Cousins Properties, Inc.	29,126,737

563,976	Douglas Emmett Inc.	21,549,523

1,015,419	Easterly Government Properties, Inc.	21,273,028

1,467,413	Equity Commonwealth	46,370,251

538,132	Government Properties Income Trust	9,853,197

1,003,585	Highwoods Properties, Inc.	50,891,795

2,058,661	Hudson Pacific Properties Inc.	70,385,620

87,839	Kilroy Realty Corporation	6,601,101

1,929,665	Mack-Cali Realty Corporation	52,371,108

1,490,235	Paramount Group Inc.	23,843,760

1,025,168	Piedmont Office Realty Trust, (2)	21,610,541

402,475	SL Green Realty Corporation	42,581,855

1,762,614	Vornado Realty Trust, (2)	165,509,455
	Total Office	752,383,058

	Residential – 20.3%

902,985	American Campus Communities Inc.	42,711,191

2,665,774	American Homes 4 Rents, Class A	60,166,519

1,695,872	Apartment Investment & Management Company, Class A	72,871,620

813,089	AvalonBay Communities, Inc.	156,251,313

1,244,951	Camden Property Trust	106,455,760

601,202	Colony Starwood Homes	20,627,241

749,945	Education Realty Trust Inc.	29,060,369

948,800	Equity Lifestyles Properties Inc.	81,919,392

2,106,904	Equity Residential	138,697,490

NUVEEN	47

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Residential (continued)

33,098	Essex Property Trust Inc.	$8,515,122

42,933	Invitation Homes, Inc.	928,641

40,724	Mid-America Apartment Communities	4,291,495

1,828,510	Monogram Residential Trust, Inc.	17,754,832

787,728	Sun Communities Inc.	69,075,868

661,777	UDR Inc.	25,789,450
	Total Residential	835,116,303

	Retail – 16.3%

60,108	Acadia Realty Trust	1,671,002

238,872	Agree Realty Corporation	10,957,059

5,947	Alexander’s Inc., (2)	2,506,423

3,722,588	Brixmor Property Group Inc.	66,559,873

986,314	Developers Diversified Realty Corporation	8,945,868

862,953	Federal Realty Investment Trust	109,068,630

3,159,304	GGP, Inc.	74,433,202

869,626	National Retail Properties, Inc.	34,002,377

10,526	Ramco-Gershenson Properties Trust	135,785

657,059	Retail Properties of America Inc.	8,022,690

2,092,622	Simon Property Group, Inc., (2)	338,502,535

68,492	Urban Edge Properties	1,625,315

649,820	Urstadt Biddle Properties Inc.	12,866,436
	Total Retail	669,297,195

	Specialized – 16.2%

103,387	American Tower Corporation, REIT	13,680,168

42,357	Coresite Realty Corporation	4,385,220

375,822	Crown Castle International Corporation	37,649,848

2,561,375	CubeSmart	61,575,455

387,241	CyrusOne Inc.	21,588,686

1,072,129	Digital Realty Trust Inc., (2)	121,096,971

75,273	Dupont Fabros Technology Inc.	4,603,697

489,971	Equinix Inc.	210,275,954

159,296	Gaming and Leisure Properties Inc.	6,000,680

9,616	Life Storage, Inc.	712,546

759,004	Public Storage, Inc.	158,275,105

238,828	QTS Realty Trust Inc., Class A Shares	12,497,869

98,036	SBA Communications Corporation, (3)	13,225,056
	Total Specialized	665,567,255
	Total Long-Term Investments (cost $3,167,236,338)	4,074,585,093

48	NUVEEN

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.6%

	Money Market Funds – 0.6%

22,391,593	First American Government Obligations Fund, Class X, (5)	0.883% (4)	$22,391,593
	Total Investments Purchased with Collateral from Securities Lending (cost $22,391,593)		22,391,593

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.3%

	Money Market Funds – 1.3%

53,758,807	First American Treasury Obligations Fund, Class Z	0.847% (4)	$53,758,807
	Total Short-Term Investments (cost $53,758,807)		53,758,807
	Total Investments (cost $3,243,386,738) – 101.1%		4,150,735,493
	Other Assets Less Liabilities – (1.1)%		(44,064,272)
	Net Assets – 100%		$4,106,671,221

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $21,841,318.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	49

Statement of

Assets and Liabilities	June 30, 2017 (Unaudited)

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $554,215,902, $1,646,393,181 and $3,167,236,338, respectively)	$658,630,266	$1,709,067,554	$4,074,585,093
Short-term investments, at value (cost approximates value)	4,797,582	30,606,134	53,758,807
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	—	22,391,593
Cash	59,375	113,583	—
Cash collateral at brokers(1)	—	1,005,000	—
Cash denominated in foreign currencies (cost $1,297,337, $3,146,863 and $—, respectively)	1,303,544	3,158,817	—
Receivable for:
Dividends	1,732,565	6,688,212	13,641,314
Due from broker	—	—	3,868
Interest	16	6,581,478	48,315
Investments sold	7,742,601	28,603,895	47,151,786
Reclaims	226,859	170,951	42,623
Shares sold	2,165,778	10,744,809	6,125,024
Variation margin on futures contracts	—	182,989	—
Other assets	74,739	98,489	259,161
Total assets	676,733,325	1,797,021,911	4,218,007,584
Liabilities
Payable for:
Collateral from securities lending program	—	—	22,391,593
Dividends	—	454,033	5,857,176
Investments purchased	6,973,778	33,789,279	67,184,419
Shares redeemed	2,045,792	3,299,718	10,163,998
Accrued expenses:
Directors fees	26,789	35,552	236,722
Management fees	220,478	1,021,888	2,818,748
12b-1 distribution and service fees	41,041	219,496	193,577
Other	423,615	670,360	2,490,130
Total liabilities	9,731,493	39,490,326	111,336,363
Net assets	$667,001,832	$1,757,531,585	$4,106,671,221
Class A Shares
Net assets	$85,636,447	$202,242,661	$521,135,584
Shares outstanding	7,758,186	8,430,570	23,619,588
Net asset value (“NAV”) per share	$11.04	$23.99	$22.06
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$11.71	$25.45	$23.41
Class C Shares
Net assets	$28,299,455	$220,721,076	$78,687,976
Shares outstanding	2,592,006	9,196,776	3,663,052
NAV and offering price per share	$10.92	$24.00	$21.48
Class R3 Shares
Net assets	$604,762	$—	$43,108,661
Shares outstanding	54,003	—	1,925,465
NAV and offering price per share	$11.20	$—	$22.39
Class R6 Shares
Net assets	$8,620,892	$7,837,916	$233,789,278
Shares outstanding	782,711	325,652	10,362,109
NAV and offering price per share	$11.01	$24.07	$22.56
Class I Shares
Net assets	$543,815,335	$1,326,704,792	$3,229,924,402
Shares outstanding	49,387,247	55,305,124	144,277,044
NAV and offering price per share	$11.01	$23.99	$22.39
Class T Shares(2)
Net assets	$24,941	$25,140	$25,320
Shares outstanding	2,264	1,048	1,131
NAV per share	$11.01	$23.99	$22.39
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$11.29	$24.61	$22.96

See accompanying notes to financial statements.

50	NUVEEN

	Global Infrastructure	Real Asset Income	Real Estate Securities
Net assets consist of:
Capital paid-in	$562,005,772	$1,723,546,378	$3,064,532,209
Undistributed (Over-distribution of) net investment income	7,319,540	(678,962)	(31,373,509)
Accumulated net realized gain (loss)	(6,741,134)	(27,891,814)	166,163,766
Net unrealized appreciation (depreciation)	104,417,654	62,555,983	907,348,755
Net assets	$667,001,832	$1,757,531,585	$4,106,671,221
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

(2)	Class T shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	51

Statement of

Operations	Six Months Ended June 30, 2017 (Unaudited)

	Global Infrastructure	Real Asset Income	Real Estate Securities
Investment Income
Dividend (net of foreign tax withheld of $803,003, $1,194,072 and $57,647, respectively)	$10,860,199	$37,363,030	$45,468,379
Interest (net of foreign tax withheld of $—, $261 and $—, respectively)	101,717	11,037,713	256,514
Securities lending income, net	—	—	6,177
Total investment income	10,961,916	48,400,743	45,731,070
Expenses
Management fees	2,579,984	5,393,240	17,683,878
12b-1 service fees – Class A Shares	96,731	261,656	747,937
12b-1 distribution and service fees – Class C Shares	129,502	1,001,466	416,978
12b-1 distribution and service fees – Class R3 Shares	1,718	—	120,413
12b-1 distribution and service fees – Class T Shares(1)	5	5	5
Shareholder servicing agent fees	468,189	771,719	4,010,790
Custodian fees	117,699	216,846	212,106
Directors fees	7,149	23,013	65,226
Professional fees	34,728	46,129	122,092
Shareholder reporting expenses	8,904	272,314	376,208
Federal and state registration fees	54,909	120,516	71,972
Other	12,918	13,121	30,409
Total expenses before fee waiver/expense reimbursement	3,512,436	8,120,025	23,858,014
Fee waiver/expense reimbursement	(511,020)	(98,653)	—
Net expenses	3,001,416	8,021,372	23,858,014
Net investment income (loss)	7,960,500	40,379,371	21,873,056
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	10,558,321	8,866,052	257,529,147
Futures contracts	—	(994,995)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	53,508,399	66,058,469	(166,719,752)
Futures contracts	—	(103,809)	—
Net realized and unrealized gain (loss)	64,066,720	73,825,717	90,809,395
Net increase (decrease) in net assets from operations	$72,027,220	$114,205,088	$112,682,451

(1)	Class T shares are not available for public offering.

See accompanying notes to financial statements.

52	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Global Infrastructure		Real Asset Income
	Six Months Ended 6/30/17	Year Ended 12/31/16	Six Months Ended 6/30/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$7,960,500	$13,385,629	$40,379,371	$48,578,772
Net realized gain (loss) from:
Investments and foreign currency	10,558,321	17,484,759	8,866,052	(7,604,540)
Futures contracts	—	—	(994,995)	298,789
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	53,508,399	26,962,900	66,058,469	35,725,297
Futures contracts	—	—	(103,809)	(60,312)
Net increase (decrease) in net assets from operations	72,027,220	57,833,288	114,205,088	76,938,006
Distributions to Shareholders
From net investment income:
Class A Shares	—	(2,014,559)	(5,330,125)	(9,520,295)
Class C Shares	—	(514,945)	(4,350,541)	(6,288,827)
Class R3 Shares	—	(20,108)	—	—
Class R6 Shares	—	(265,656)	(198,581)	(160,669)
Class I Shares	—	(10,851,267)	(28,436,822)	(34,064,245)
Class T Shares(1)	—	—	(104)	—
From accumulated net realized gains:
Class A Shares	—	(2,826,222)	—	—
Class C Shares	—	(1,101,213)	—	—
Class R3 Shares	—	(33,392)	—	—
Class R6 Shares	—	(382,645)	—	—
Class I Shares	—	(15,447,553)	—	—
Class T Shares(1)	—	—	—	—
Return of capital:
Class A Shares	—	—	—	(583,101)
Class C Shares	—	—	—	(454,517)
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	(22,047)
Class I Shares	—	—	—	(1,983,562)
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(33,457,560)	(38,316,173)	(53,077,263)
Fund Share Transactions
Proceeds from sale of shares	283,282,365	166,091,008	628,773,966	668,957,937
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	20,959,883	35,618,413	49,515,897
	283,282,365	187,050,891	664,392,379	718,473,834
Cost of shares redeemed	(103,706,861)	(426,771,123)	(253,810,010)	(316,788,188)
Net increase (decrease) in net assets from Fund share transactions	179,575,504	(239,720,232)	410,582,369	401,685,646
Net increase (decrease) in net assets	251,602,724	(215,344,504)	486,471,284	425,546,389
Net assets at the beginning of period	415,399,108	630,743,612	1,271,060,301	845,513,912
Net assets at the end of period	$667,001,832	$415,399,108	$1,757,531,585	$1,271,060,301
Undistributed (Over-distribution of) net investment income at the end of period	$7,319,540	$(640,960)	$(678,962)	$(2,742,160)

(1)	Class T shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	53

Statement of Changes in Net Assets (Unaudited) (continued)

	Real Estate Securities
	Six Months Ended 6/30/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$21,873,056	$75,469,362
Net realized gain (loss) from:
Investments and foreign currency	257,529,147	347,129,624
Futures contracts	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(166,719,752)	(121,760,330)
Futures contracts	—	—
Net increase (decrease) in net assets from operations	112,682,451	300,838,656
Distributions to Shareholders
From net investment income:
Class A Shares	(6,294,387)	(9,663,575)
Class C Shares	(580,797)	(535,203)
Class R3 Shares	(444,005)	(705,167)
Class R6 Shares	(2,808,507)	(4,932,521)
Class I Shares	(39,924,747)	(60,167,816)
Class T Shares(1)	(148)	—
From accumulated net realized gains:
Class A Shares	—	(60,499,061)
Class C Shares	—	(8,266,798)
Class R3 Shares	—	(4,721,116)
Class R6 Shares	—	(25,948,085)
Class I Shares	—	(315,591,167)
Class T Shares(1)	—	—
Return of capital:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Class T Shares(1)	—	—
Decrease in net assets from distributions to shareholders	(50,052,591)	(491,030,509)
Fund Share Transactions
Proceeds from sale of shares	479,547,650	1,348,388,830
Proceeds from shares issued to shareholders due to reinvestment of distributions	38,633,026	381,812,671
	518,180,676	1,730,201,501
Cost of shares redeemed	(1,100,969,634)	(1,674,627,567)
Net increase (decrease) in net assets from Fund share transactions	(582,788,958)	55,573,934
Net increase (decrease) in net assets	(520,159,098)	(134,617,919)
Net assets at the beginning of period	4,626,830,319	4,761,448,238
Net assets at the end of period	$4,106,671,221	$4,626,830,319
Undistributed (Over-distribution of) net investment income at the end of period	$(31,373,509)	$(3,193,974)

(1)	Class T shares are not available for public offering.

See accompanying notes to financial statements.

54	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	55

Financial

Highlights (Unaudited)

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/07)
2017(h)	$9.69	$0.13	$1.22	$1.35	$—	$—	$—	$11.04
2016	9.75	0.25	0.49	0.74	(0.30)	(0.50)	(0.80)	9.69
2015	10.79	0.19	(0.93)	(0.74)	(0.20)	(0.10)	(0.30)	9.75
2014	10.35	0.20	1.24	1.44	(0.16)	(0.84)	(1.00)	10.79
2013	9.56	0.21	1.17	1.38	(0.16)	(0.43)	(0.59)	10.35
2012	8.59	0.21	1.12	1.33	(0.20)	(0.16)	(0.36)	9.56
Class C (11/08)
2017(h)	9.62	0.09	1.21	1.30	—	—	—	10.92
2016	9.69	0.16	0.49	0.65	(0.22)	(0.50)	(0.72)	9.62
2015	10.71	0.11	(0.91)	(0.80)	(0.12)	(0.10)	(0.22)	9.69
2014	10.27	0.11	1.23	1.34	(0.06)	(0.84)	(0.90)	10.71
2013	9.49	0.13	1.17	1.30	(0.09)	(0.43)	(0.52)	10.27
2012	8.53	0.13	1.11	1.24	(0.12)	(0.16)	(0.28)	9.49
Class R3 (11/08)
2017(h)	9.85	0.11	1.24	1.35	—	—	—	11.20
2016	9.90	0.22	0.51	0.73	(0.28)	(0.50)	(0.78)	9.85
2015	10.95	0.17	(0.95)	(0.78)	(0.17)	(0.10)	(0.27)	9.90
2014	10.48	0.18	1.25	1.43	(0.12)	(0.84)	(0.96)	10.95
2013	9.68	0.19	1.18	1.37	(0.14)	(0.43)	(0.57)	10.48
2012	8.68	0.18	1.15	1.33	(0.17)	(0.16)	(0.33)	9.68
Class R6 (6/16)
2017(h)	9.65	0.15	1.21	1.36	—	—	—	11.01
2016(e)	11.06	0.11	(0.67)	(0.56)	(0.35)	(0.50)	(0.85)	9.65
Class I (12/07)
2017(h)	9.66	0.15	1.20	1.35	—	—	—	11.01
2016	9.73	0.27	0.50	0.77	(0.34)	(0.50)	(0.84)	9.66
2015	10.77	0.22	(0.94)	(0.72)	(0.22)	(0.10)	(0.32)	9.73
2014	10.35	0.21	1.26	1.47	(0.21)	(0.84)	(1.05)	10.77
2013	9.57	0.24	1.17	1.41	(0.20)	(0.43)	(0.63)	10.35
2012	8.62	0.23	1.13	1.36	(0.25)	(0.16)	(0.41)	9.57
Class T (5/17)(f)
2017(g)	11.04	0.02	(0.05)	(0.03)	—	—	—	11.01

56	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

13.93%	$85,636	1.40	%*	2.32	%*	1.22	%*	2.50	%*	64%
7.61	70,173	1.45		2.20		1.22		2.42		149
(6.89)	287,424	1.45		1.59		1.22		1.82		133
14.11	268,672	1.43		1.57		1.22		1.77		162
14.73	107,137	1.43		1.87		1.23		2.07		166
15.52	68,763	1.43		2.08		1.24		2.28		200

13.51	28,299	2.16	*	1.58	*	1.97	*	1.77	*	64
6.71	22,868	2.21		1.30		1.97		1.53		149
(7.50)	22,307	2.20		0.83		1.97		1.05		133
13.28	24,820	2.18		0.74		1.97		0.95		162
13.90	20,127	2.18		1.11		1.98		1.31		166
14.58	14,291	2.19		1.25		1.99		1.45		200

13.71	605	1.65	*	1.97	*	1.47	*	2.15	*	64
7.37	730	1.71		1.81		1.47		2.04		149
(7.10)	607	1.70		1.39		1.47		1.62		133
13.86	399	1.68		1.33		1.47		1.54		162
14.40	138	1.67		1.61		1.48		1.81		166
15.36	128	1.66		1.67		1.49		1.84		200

14.09	8,621	0.99	*	2.71	*	0.82	*	2.89	*	64
(5.08)	7,627	1.09	*	1.78	*	0.86	*	2.02	*	149

13.98	543,815	1.15	*	2.71	*	0.97	*	2.89	*	64
7.91	314,001	1.20		2.30		0.97		2.54		149
(6.67)	320,406	1.20		1.83		0.97		2.05		133
14.46	374,631	1.18		1.68		0.97		1.88		162
15.03	525,149	1.18		2.12		0.98		2.33		166
15.78	246,922	1.18		2.32		0.99		2.51		200

(0.27)	25	1.69	*	1.94	*	1.21	*	2.42	*	64

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
(f)	Class T shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
(h)	For the six months ended June 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	57

Financial Highlights (Unaudited) (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/11)
2017(h)	$22.76	$0.61	$1.21	$1.82	$(0.59)	$—	$—	$(0.59)	$23.99
2016	21.87	1.08	1.00	2.08	(1.12)	—	(0.07)	(1.19)	22.76
2015	23.78	1.08	(1.80)	(0.72)	(1.08)	(0.01)	(0.10)	(1.19)	21.87
2014	22.01	1.15	2.18	3.33	(1.16)	(0.40)	—	(1.56)	23.78
2013	22.27	1.14	0.21	1.35	(1.12)	(0.49)	—	(1.61)	22.01
2012	20.38	1.22	2.21	3.43	(1.13)	(0.41)	—	(1.54)	22.27
Class C (9/11)
2017(h)	22.77	0.53	1.21	1.74	(0.51)	—	—	(0.51)	24.00
2016	21.89	0.91	0.99	1.90	(0.95)	—	(0.07)	(1.02)	22.77
2015	23.79	0.92	(1.81)	(0.89)	(0.90)	(0.01)	(0.10)	(1.01)	21.89
2014	22.01	0.98	2.18	3.16	(0.98)	(0.40)	—	(1.38)	23.79
2013	22.26	0.99	0.19	1.18	(0.94)	(0.49)	—	(1.43)	22.01
2012	20.37	1.08	2.19	3.27	(0.97)	(0.41)	—	(1.38)	22.26
Class R6 (6/16)
2017(h)	22.83	0.66	1.21	1.87	(0.63)	—	—	(0.63)	24.07
2016(e)	23.49	0.48	(0.57)	(0.09)	(0.50)	—	(0.07)	(0.57)	22.83
Class I (9/11)
2017(h)	22.76	0.66	1.19	1.85	(0.62)	—	—	(0.62)	23.99
2016	21.88	1.14	0.98	2.12	(1.17)	—	(0.07)	(1.24)	22.76
2015	23.78	1.14	(1.79)	(0.65)	(1.14)	(0.01)	(0.10)	(1.25)	21.88
2014	22.01	1.27	2.12	3.39	(1.22)	(0.40)	—	(1.62)	23.78
2013	22.27	1.21	0.19	1.40	(1.17)	(0.49)	—	(1.66)	22.01
2012	20.38	1.24	2.24	3.48	(1.18)	(0.41)	—	(1.59)	22.27
Class T (5/17)(f)
2017(g)	23.86	0.11	0.12	0.23	(0.10)	—	—	(0.10)	23.99

58	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

8.08%	$202,243	1.18	%*	5.16	%*	1.16	%*	5.17	%*	41%
9.60	234,495	1.18		4.72		1.16		4.74		89
(3.19)	161,064	1.18		4.68		1.16		4.69		82
15.40	115,322	1.25		4.77		1.17		4.85		86
6.13	49,174	1.34		4.87		1.17		5.05		141
17.22	10,365	1.68		5.06		1.17		5.57		177

7.69	220,721	1.93	*	4.55	*	1.91	*	4.57	*	41
8.74	182,744	1.93		3.97		1.91		3.99		89
(3.88)	129,301	1.92		3.99		1.91		4.01		82
14.54	65,928	2.00		4.07		1.92		4.14		86
5.38	24,648	2.09		4.19		1.92		4.37		141
16.36	4,479	2.33		4.51		1.92		4.92		177

8.25	7,838	0.83	*	5.64	*	0.81	*	5.66	*	41
(0.43)	7,237	0.84	*	4.08	*	0.82	*	4.11	*	89

8.22	1,326,705	0.92	*	5.65	*	0.91	*	5.66	*	41
9.82	846,584	0.93		4.98		0.91		5.00		89
(2.90)	555,149	0.93		4.97		0.91		4.98		82
15.69	345,747	0.99		5.29		0.92		5.37		86
6.40	58,677	1.10		5.11		0.92		5.29		141
17.50	27,343	1.52		5.10		0.92		5.70		177

0.96	25	1.16	*	5.52	*	1.16	*	5.52	*	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
(f)	Class T shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
(h)	For the six months ended June 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	59

Financial Highlights (Unaudited) (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/95)
2017(h)	$21.75	$0.08	$0.47	$0.55	$(0.24)	$—	$—	$(0.24)	$22.06
2016	22.66	0.31	1.14	1.45	(0.31)	(2.05)	—	(2.36)	21.75
2015	23.79	0.32	0.38	0.70	(0.37)	(1.46)	—	(1.83)	22.66
2014	19.46	0.32	5.62	5.94	(0.33)	(1.28)	—	(1.61)	23.79
2013	21.02	0.27	(0.06)	0.21	(0.29)	(1.35)	(0.13)	(1.77)	19.46
2012	18.76	0.28	3.07	3.35	(0.43)	(0.66)	—	(1.09)	21.02
Class C (2/00)
2017(h)	21.18	0.00	0.45	0.45	(0.15)	—	—	(0.15)	21.48
2016	22.11	0.12	1.12	1.24	(0.12)	(2.05)	—	(2.17)	21.18
2015	23.24	0.15	0.36	0.51	(0.18)	(1.46)	—	(1.64)	22.11
2014	19.03	0.15	5.50	5.65	(0.16)	(1.28)	—	(1.44)	23.24
2013	20.59	0.12	(0.08)	0.04	(0.12)	(1.35)	(0.13)	(1.60)	19.03
2012	18.39	0.12	3.01	3.13	(0.27)	(0.66)	—	(0.93)	20.59
Class R3 (9/01)
2017(h)	22.08	0.06	0.47	0.53	(0.22)	—	—	(0.22)	22.39
2016	23.00	0.26	1.16	1.42	(0.29)	(2.05)	—	(2.34)	22.08
2015	24.13	0.25	0.40	0.65	(0.32)	(1.46)	—	(1.78)	23.00
2014	19.72	0.28	5.69	5.97	(0.28)	(1.28)	—	(1.56)	24.13
2013	21.29	0.23	(0.08)	0.15	(0.24)	(1.35)	(0.13)	(1.72)	19.72
2012	18.99	0.23	3.12	3.35	(0.39)	(0.66)	—	(1.05)	21.29
Class R6 (4/13)
2017(h)	22.23	0.14	0.46	0.60	(0.27)	—	—	(0.27)	22.56
2016	23.07	0.43	1.16	1.59	(0.38)	(2.05)	—	(2.43)	22.23
2015	24.17	0.43	0.37	0.80	(0.44)	(1.46)	—	(1.90)	23.07
2014	19.72	0.48	5.65	6.13	(0.40)	(1.28)	—	(1.68)	24.17
2013(d)	24.06	0.31	(2.94)	(2.63)	(0.23)	(1.35)	(0.13)	(1.71)	19.72
Class I (6/95)
2017(h)	22.07	0.12	0.47	0.59	(0.27)	—	—	(0.27)	22.39
2016	22.97	0.38	1.15	1.53	(0.38)	(2.05)	—	(2.43)	22.07
2015	24.10	0.38	0.39	0.77	(0.44)	(1.46)	—	(1.90)	22.97
2014	19.70	0.40	5.68	6.08	(0.40)	(1.28)	—	(1.68)	24.10
2013	21.26	0.35	(0.08)	0.27	(0.35)	(1.35)	(0.13)	(1.83)	19.70
2012	18.97	0.35	3.09	3.44	(0.49)	(0.66)	—	(1.15)	21.26
Class T (5/17)(f)
2017(g)	22.11	0.09	0.32	0.41	(0.13)	—	—	(0.13)	22.39

60	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.49%	$521,136	1.31	%*	0.78	%*	1.31	%*	0.78	%*	67%
6.58	679,318	1.30		1.32		1.30		1.32		139
3.22	690,025	1.30		1.37		1.30		1.37		104
30.94	751,098	1.30		1.44		1.30		1.44		89
1.04	634,978	1.25		1.25		1.25		1.25		89
18.07	750,073	1.28		1.33		1.26		1.35		76

2.15	78,688	2.06	*	—	**	2.06	*	—	**	67
5.76	89,123	2.05		0.55		2.05		0.55		139
2.45	93,499	2.05		0.65		2.05		0.65		104
29.99	91,172	2.05		0.69		2.05		0.69		89
0.25	72,172	2.00		0.56		2.00		0.56		89
17.19	69,935	2.03		0.57		2.01		0.60		76

2.39	43,109	1.56	*	0.54	*	1.56	*	0.54	*	67
6.31	53,413	1.55		1.11		1.55		1.11		139
2.95	57,416	1.55		1.06		1.55		1.06		104
30.66	68,569	1.55		1.22		1.55		1.22		89
0.75	59,238	1.50		1.02		1.50		1.02		89
17.80	72,742	1.53		1.09		1.51		1.12		76

2.73	233,789	0.87	*	1.25	*	0.87	*	1.25	*	67
7.05	307,921	0.87		1.83		0.87		1.83		139
3.60	254,414	0.87		1.80		0.87		1.80		104
31.51	250,116	0.89		2.12		0.89		2.12		89
(10.88)	79,796	0.88	*	2.15	*	0.88	*	2.15	*	89

2.69	3,229,924	1.06	*	1.08	*	1.06	*	1.08	*	67
6.79	3,497,055	1.05		1.61		1.05		1.61		139
3.48	3,666,093	1.05		1.58		1.05		1.58		104
31.28	4,085,270	1.05		1.75		1.05		1.75		89
1.32	3,105,950	1.00		1.56		1.00		1.56		89
18.34	3,214,954	1.03		1.62		1.01		1.65		76

1.86	25	1.29	*	4.82	*	1.29	*	4.82	*	67

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 30, 2013 (commencement of operations) through December 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Class T shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
(h)	For the six months ended June 30, 2017.
*	Annualized.
**	Annualized. Rounds to less than 0.01%.

See accompanying notes to financial statements.

NUVEEN	61

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

The end of the reporting period for the Funds is June 30, 2017 and the period covered by these Notes to Financial Statements is the six months ended June 30, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Real Asset Income’s investment objective is to seek a high level of current income. The secondary investment objective of the Fund is to seek capital appreciation. Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Infrastructure	Real Asset Income
Outstanding when-issued/delayed delivery purchase commitments	$1,237,498	$8,894,859

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue

62	NUVEEN

other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Estate Securities. Real Asset Income’s dividends from net investment income are declared daily and distributed to shareholders monthly, and the Fund’s shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Funds’ portfolios. Distributions received from certain securities in which the Funds invest, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Funds’ ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes of each Fund based on the relative net assets of each class. Income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in

NUVEEN	63

Notes to Financial Statements (Unaudited) (continued)

netting agreements allows each Fund to offset certain securities and derivatives, when applicable, with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’

64	NUVEEN

procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$327,443,535	$281,482,779	**	$—	$608,926,314
Real Estate Investment Trust Common Stocks	43,069,916	211,541	**	—	43,281,457
Investment Companies	6,422,495	—		—	6,422,495
Short-Term Investments:
Repurchase Agreements	—	4,797,582		—	4,797,582
Total	$376,935,946	$286,491,902		$—	$663,427,848

Real Asset Income
Long-Term Investments*:
Common Stocks	$188,495,517	$227,614,887	**	$—	$416,110,404
Real Estate Investment Trust Common Stocks	304,392,263	60,302,097	**	—	364,694,360
Convertible Preferred Securities	108,252,054	—		—	108,252,054
$25 Par (or similar) Retail Preferred	325,350,486	8,448,097	**	—	333,798,583
Corporate Bonds	—	297,607,458		—	297,607,458
Convertible Bonds	—	11,980,313		—	11,980,313
$1,000 Par (or similar) Institutional Preferred	—	143,412,328		—	143,412,328
Municipal Bonds	—	2,027,541		—	2,027,541
Sovereign Debt	—	2,834,239		—	2,834,239
Investment Companies	28,350,274	—		—	28,350,274
Short-Term Investments:
Repurchase Agreements	—	30,606,134		—	30,606,134
Investments in Derivatives:
Futures Contracts***	(134,407)	—		—	(134,407)
Total	$954,706,187	$784,833,094		$—	$1,739,539,281

Real Estate Securities
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$4,074,585,093	$—		$—	$4,074,585,093
Investments Purchased with Collateral from Securities Lending	22,391,593	—		—	22,391,593
Short-Term Investments:
Money Market Funds	53,758,807	—		—	53,758,807
Total	$4,150,735,493	$—		$—	$4,150,735,493
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

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Notes to Financial Statements (Unaudited) (continued)

The table below presents the transfers in and out of the three valuation levels for the following Fund as of the end of the current fiscal period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Real Asset Income
Common Stocks	$19,836,529	$(8,186)	$8,186	$(19,836,529)	$—	$—
Real Estate Investment Trust Common Stocks	7,524,377	(8,395,443)	8,395,443	(7,524,377)	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

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As of the end of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Canada	$77,584,447	11.6%
Spain	64,523,540	9.7
Australia	61,371,736	9.2
Italy	30,842,119	4.6
United Kingdom	27,303,991	4.1
France	27,114,843	4.1
New Zealand	17,488,592	2.6
Japan	13,425,775	2.0
China	13,078,801	2.0
Mexico	12,821,105	1.9
Other	57,930,748	8.7
Total non-U.S. securities	$403,485,697	60.5%

Real Asset Income
Country:
Canada	$227,858,164	13.0%
United Kingdom	79,706,395	4.5
Australia	62,211,044	3.5
Singapore	62,115,581	3.5
Italy	47,211,989	2.7
Spain	39,351,965	2.2
Hong Kong	38,611,405	2.2
Mexico	25,953,884	1.5
New Zealand	25,261,091	1.4
France	24,378,409	1.4
Other	114,409,113	6.6
Total non-U.S. securities	$747,069,040	42.5%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also has the ability to recall the securities on loan at any time.

The Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Unaudited) (continued)

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association, serves as its securities lending agent. The Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Fund, if any, and the collateral delivered related to those securities as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Real Estate Securities	Real Estate Investment Trust Common Stocks	$21,841,318	$(21,841,318)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by the Fund during the current fiscal period were as follows:

Real Estate Securities
Securities lending fees paid	$—

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Infrastructure	Fixed Income Clearing Corporation	$4,797,582	$(4,797,582)	$—
Real Asset Income	Fixed Income Clearing Corporation	30,606,134	(30,606,134)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized

68	NUVEEN

gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Real Asset Income shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$59,983,385
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Real Asset Income

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$133,661	—	$—
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	(268,068)	—	—
Total			$(134,407)		$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$(994,995)	$(103,809)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	69

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares. The Funds issued Class T Shares during the period; however, these Shares were not available for public offering.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/17		Year Ended 12/31/16
Global Infrastructure(1)	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,893,536	$30,259,641	5,155,964	$53,254,715
Class C	469,763	4,875,100	431,228	4,433,218
Class R3	6,416	68,855	17,972	190,472
Class R6	8,083	83,611	63,010	692,820
Class R6 – exchanges	—	—	737,190	8,153,326
Class I	24,066,344	247,969,961	9,489,551	99,366,457
Class T	2,282	25,197	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	478,158	4,691,873
Class C	—	—	156,986	1,524,848
Class R3	—	—	5,247	52,277
Class R6	—	—	66,042	648,301
Class I	—	—	1,431,270	14,042,584
Class T	—	—	—	—
	27,446,424	283,282,365	18,032,618	187,050,891
Shares redeemed:
Class A	(2,374,437)	(24,543,177)	(27,863,798)	(302,916,501)
Class C	(253,826)	(2,654,172)	(515,142)	(5,339,444)
Class R3	(26,550)	(285,851)	(10,394)	(106,013)
Class R6	(15,407)	(161,111)	(76,207)	(786,663)
Class I	(7,187,911)	(76,062,352)	(10,598,022)	(109,469,176)
Class I – exchanges	—	—	(737,190)	(8,153,326)
Class T	(18)	(198)	—	—
	(9,858,149)	(103,706,861)	(39,800,753)	(426,771,123)
Net increase (decrease)	17,588,275	$179,575,504	(21,768,135)	$(239,720,232)
(1)	Class R6 Shares were established on June 30, 2016.

70	NUVEEN

	Six Months Ended 6/30/17		Year Ended 12/31/16
Real Asset Income(1)	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,651,356	$62,301,841	5,722,635	$131,943,277
Class C	1,934,635	45,529,982	3,404,677	78,698,371
Class R6	14,070	331,797	57,875	1,386,452
Class R6 – exchanges	—	—	309,038	7,259,298
Class I	22,182,913	520,585,346	19,534,116	449,670,539
Class T	1,048	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	213,901	5,046,376	421,921	9,670,648
Class C	172,557	4,080,920	272,050	6,235,373
Class R6	7,792	184,698	7,292	170,784
Class I	1,111,836	26,306,419	1,459,527	33,439,092
Class T	—	—	—	—
	28,290,108	664,392,379	31,189,131	718,473,834
Shares redeemed:
Class A	(4,737,526)	(109,726,932)	(3,204,943)	(72,928,829)
Class C	(934,884)	(21,996,728)	(1,559,908)	(35,306,965)
Class R6	(13,246)	(307,107)	(57,169)	(1,323,524)
Class I	(5,182,320)	(121,779,243)	(8,869,246)	(199,969,572)
Class I – exchanges	—	—	(309,038)	(7,259,298)
Class T	—	—	—	—
	(10,867,976)	(253,810,010)	(14,000,304)	(316,788,188)
Net increase (decrease)	17,422,132	$410,582,369	17,188,827	$401,685,646
(1) Class R6 Shares were established on June 30, 2016.

	Six Months Ended 6/30/17		Year Ended 12/31/16
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,002,190	$65,739,494	9,533,474	$221,454,825
Class C	174,256	3,703,392	624,914	14,236,446
Class R3	219,536	4,867,927	613,783	14,541,084
Class R6	3,058,791	68,767,315	6,161,037	146,404,137
Class I	15,183,333	336,444,522	40,145,493	951,752,338
Class T	1,131	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	279,953	6,127,188	3,097,541	68,654,893
Class C	20,510	437,423	293,827	6,304,093
Class R3	19,290	428,615	237,765	5,344,337
Class R6	112,383	2,516,471	1,265,776	28,604,859
Class I	1,310,697	29,123,329	12,121,452	272,904,489
Class T	—	—	—	—
	23,382,070	518,180,676	74,095,062	1,730,201,501
Shares redeemed:
Class A	(10,888,451)	(238,359,834)	(11,857,315)	(274,875,688)
Class C	(739,541)	(15,752,606)	(939,880)	(21,183,306)
Class R3	(732,932)	(16,326,500)	(928,528)	(21,724,631)
Class R6	(6,663,253)	(149,205,165)	(4,598,599)	(108,573,282)
Class I	(30,643,829)	(681,325,529)	(53,476,339)	(1,248,270,660)
Class T	—	—	—	—
	(49,668,006)	(1,100,969,634)	(71,800,661)	(1,674,627,567)
Net increase (decrease)	(26,285,936)	$(582,788,958)	2,294,401	$55,573,934

NUVEEN	71

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current fiscal period were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$541,039,290	$1,010,360,718	$2,823,487,804
Sales and maturities	356,972,089	600,128,506	3,257,458,138

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$575,991,646	$1,686,064,857	$3,363,824,968
Gross unrealized:
Appreciation	$110,078,344	$85,701,315	$923,340,481
Depreciation	(22,642,142)	(32,092,484)	(136,429,956)
Net unrealized appreciation (depreciation) of investments	$87,436,202	$53,608,831	$786,910,525

Permanent differences, primarily due to the federal taxes paid, REIT adjustments, foreign currency transactions, tax equalization, premium amortization adjustments, investments in passive foreign investment companies and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2016, the Funds’ last tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$1,113,304	$(705,845)	$33,054,787
Undistributed (Over-distribution of) net investment income	(167,682)	(969,581)	1,545,721
Accumulated net realized gain (loss)	(945,622)	1,675,426	(34,600,508)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Funds’ last tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$—	$—	$26,067,166
Undistributed net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$29,202,773	$50,034,036	$173,750,038
Distributions from net long-term capital gains	4,254,787	—	317,280,471
Return of capital	—	3,043,227	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

72	NUVEEN

As of December 31, 2016, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Real Asset Income
Capital losses to be carried forward – not subject to expiration	$28,021,803

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Global Infrastructure	Real Asset Income
Post-October capital losses[2]	$789,128	$—
Late-year ordinary losses[3]	214,264	1,470,200
[2]	Capital losses incurred from November 1, 2016 through December 31, 2016 the Funds’ last tax year end.
[3]	Specified losses incurred from November 1, 2016 through December 31, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure	Real Asset Income	Real Estate Securities
For the first $125 million	0.7500%	0.6000%	0.7000%
For the next $125 million	0.7375	0.5875	0.6875
For the next $250 million	0.7250	0.5750	0.6750
For the next $500 million	0.7125	0.5625	0.6625
For the next $1 billion	0.7000	0.5500	0.6500
For net assets over $2 billion	0.6750	0.5250	0.6250

NUVEEN	73

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2017, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Infrastructure	0.1686%
Real Asset Income	0.1606
Real Estate Securities	0.1825

The Adviser has agreed to waive fees and/or reimburse expenses of Global Infrastructure and Real Asset Income through September 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% and 0.95% of the average daily net assets of any class of Fund shares, respectively. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations may be terminated or modified prior to September 30, 2018 only with the approval of the Board.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected	$438,879	$859,423	$70,881
Paid to financial intermediaries	390,444	759,966	63,194

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances	$93,940	$462,059	$39,966

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained	$28,641	$414,022	$47,000

74	NUVEEN

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained	$1,310	$35,756	$7,338

As of the end of the reporting period, Nuveen owned shares of the Funds:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Class T Shares	2,264	1,048	1,131

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Management Fees

During May 2017, The Board approved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.

NUVEEN	75

Notes to Financial Statements (Unaudited) (continued)

Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedules:

Average Daily Net Assets	Global Infrastructure	Real Estate Securities
For the first $125 million	0.7500%	0.7000%
For the next $125 million	0.7375	0.6875
For the next $250 million	0.7250	0.6750
For the next $500 million	0.7125	0.6625
For the next $1 billion	0.7000	0.6500
For the next $3 billion	0.6750	0.6250
For the next $2.5 billion	0.6500	0.6000
For the next $2.5 billion	0.6375	0.5875
For net assets $10 billion and greater	0.6250	0.5750

Average Daily Net Assets	Real Asset Income
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $5 billion	0.5000
For net assets $10 billion and greater	0.4875

Uncommitted Line of Credit

The Unsecured Credit Line (as described in Note 8 – Borrowing Arrangements) was not renewed after its scheduled Termination Date on July 27, 2017.

76	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association*

1555 North RiverCenter Drive Suite 302

Milwaukee, WI 53202

		Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

* For Nuveen Real Estate Securities Fund.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

NUVEEN	77

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Bloomberg Barclays U.S. Corporate High Yield Bond Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Infrastructure Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Infrastructure Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts (REITs). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

78	NUVEEN

Real Asset Income Blend: A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

NUVEEN	79

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining

80	NUVEEN

and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds to potentially attract new clients and respond to regulatory developments, including Nuveen Global Infrastructure Fund (the “Global Fund”) and Nuveen Real Asset Income Fund (the “Real Asset Fund”); (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences

NUVEEN	81

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Global Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period, the first quartile in the three-year period and the second quartile in the five-year period. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the Real Asset Fund, the Board noted that the Fund performed well against its Performance Peer Group, ranking in the first quartile in its Performance Peer Group in the one-, three- and five-year periods. The Fund also outperformed its benchmark in such periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Real Estate Securities Fund (the “Real Estate Fund”), the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and first quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the Global Fund had a net management fee and a net expense ratio below the average of its Peer Group; and the Real Asset Fund and the Real Estate Fund each had a net management fee slightly higher than its respective peer average but a net expense ratio in line with its respective peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board

82	NUVEEN

Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may

NUVEEN	83

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Global Fund and the Real Asset Fund through their temporary expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with

84	NUVEEN

respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	85

Notes

86	NUVEEN

Notes

NUVEEN	87

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FREGIF-0617D        243955-INV-B-08/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: September 7, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: September 7, 2017